                                                                    EXHIBIT 10.1

                                QUIKSILVER, INC.
                          2000 STOCK INCENTIVE PLAN(1)

               (As Amended and Restated through February 6, 2007)

                                   ARTICLE ONE

                               GENERAL PROVISIONS

1.1. PURPOSE OF THE PLAN

     This amended and restated 2000 Stock Incentive Plan is intended to promote the interests of Quiksilver, Inc., a Delaware corporation, by providing eligible persons in the Corporation's service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

     Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the attached Appendix.

1.2. STRUCTURE OF THE PLAN

     A. The Plan as hereby amended and restated shall be divided into four separate equity incentive programs:

          - the Discretionary Option Grant Program, under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

          - the Restricted Stock Program, under which eligible persons may be awarded restricted shares of Common Stock by and at the discretion of the Plan Administrator, that vest upon, among other things, the completion of a designated service period and/or the attainment of pre-established performance milestones or other criteria,

          - the Restricted Stock Unit Program, under which eligible persons may be awarded restricted stock units by and at the discretion of the Plan Administrator, that vest upon, among other things, the completion of a designated service period and/or the attainment of pre-established performance milestones or other criteria, and

          - the Director Automatic Grant Program under which Eligible Directors shall automatically receive option grants and restricted shares of Common Stock at designated intervals over their period of Board service.

----------
(1) All share amounts in this document have been revised to reflect a 2 for 1 stock split effected through a stock dividend on April 30, 2003 and a 2 for 1 stock split effected through a stock dividend on April 27, 2005.

     B. The provisions of Articles One and Six shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

1.3. ADMINISTRATION OF THE PLAN

     A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant, Restricted Stock and Restricted Stock Unit Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant, Restricted Stock and Restricted Stock Unit Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary Awards to members of the Primary Committee must be authorized and approved by a disinterested majority of the Board.

     B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant, Restricted Stock and Restricted Stock Unit Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Restricted Stock and Restricted Stock Unit Programs under its jurisdiction or any Award thereunder.

     D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Award under the Plan.

     E. Administration of the Director Automatic Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any Award under that program.

1.4. ELIGIBILITY

     A. The persons eligible to participate in the Discretionary Option Grant, Restricted Stock and Restricted Stock Unit Programs are as follows:

          (i) Employees,

          (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

          (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine (i) with respect to Awards made under the Discretionary Option Grant Program, which eligible persons are to receive such Awards, the time or times when those Awards are to be made, the number of shares to be covered by each such Award, the status of any awarded option as either an Incentive Option or a Non-Statutory Option, the exercise price per share in effect for each Award (subject to the limitations set forth in Article Two), the time or times when each Award is to vest and become exercisable and the maximum term for which the Award is to remain outstanding and (ii) with respect to Awards under the Restricted Stock and Restricted Stock Unit Programs, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the number of shares subject to each Award, the vesting schedule applicable to the shares subject to such Award, and the purchase price, if any, for such shares.

     C. The Plan Administrator shall have the absolute discretion to grant options, Restricted Stock and Restricted Stock Units in accordance with the Discretionary Option Grant Program, the Restricted Stock Program and the Restricted Stock Unit Program, respectively.

     D. Eligible Directors for purposes of the Director Automatic Grant Program shall be limited to members of the Board who are not, at the time of such determination, employees of the Corporation (or any Parent or Subsidiary).

1.5. STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 33,444,836 shares. Such share reserve consists of (i) the number of shares estimated to remain available for issuance, as of the Plan Effective Date, under the Predecessor Plans as last approved by the Corporation's stockholders, including the shares subject to outstanding options under those Predecessor Plans, (ii) an increase of 2,000,000 shares approved by the Corporation's stockholders in connection with the adoption of this Plan, (iii) an increase of 2,800,000 shares approved by the Corporation's stockholders on March 30, 2001, (iv) an increase of 2,400,000 shares approved by the Corporation's stockholders on March 26, 2002 (v) an increase of 3,200,000 shares approved by the Corporation's stockholders on March 28, 2003, (vi) an increase of 5,600,000 shares approved by the Corporation's stockholders on March 26, 2004, (vii) an increase of 1,500,000 shares approved by the Corporation's stockholders on March 24, 2005, (viii) an increase of 1,000,000 shares approved by the Corporation's stockholders on March 24, 2006 and (ix) an increase of 2,000,000 shares approved by the Corporation's stockholders on March 16, 2007.

     B. No one person participating in the Plan may receive Awards for more than 800,000 shares of Common Stock in the aggregate per calendar year. To the extent required by Section 162(m) of the Code, shares subject to options or stock appreciation rights which are canceled shall continue to be counted against the limit.

     C. The maximum number of shares of Common Stock reserved for issuance pursuant to Awards of Restricted Stock and Restricted Stock Units under the Plan is 800,000.

     D. Shares of Common Stock subject to outstanding Awards (including options incorporated into this Plan from the Predecessor Plans) shall be available for subsequent issuance under the Plan to the extent those Awards expire or terminate for any reason prior to the issuance of the shares of Common Stock subject to those Awards. Unvested shares issued under the Plan and subsequently canceled or repurchased by the Corporation at the original exercise or issue price paid per share pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for subsequent reissuance under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the issuance of shares under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or the gross number of shares issued under the Plan, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under the Plan shall NOT be available for subsequent issuance under the Plan.

     E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted Awards under the Plan per calendar year,
(iii) the number and/or class of securities for which grants are subsequently to be made under the Director Automatic Grant Program to new and continuing Eligible Directors, (iv) the number and/or class of securities and the exercise or base price per share (or any other cash consideration payable per share) in effect under each outstanding Award under the Discretionary Option Grant and Director Automatic Grant Programs, (v) the number and/or class of securities and exercise price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans, (vi) the number and/or class of securities subject to each outstanding Award under the Restricted Stock and Restricted Stock Unit Programs and the cash consideration (if any) payable per share thereunder, and (vii) the maximum number of shares which may be issued pursuant to Awards of Restricted Stock and Restricted Stock Units under the Plan. Such adjustments to the outstanding Awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under those Awards. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

2.1. OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A. EXERCISE PRICE.

          1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date. The Plan Administrator may not reset the exercise price of outstanding options and may not grant new options in exchange for the cancellation of outstanding options with a higher exercise price.

          2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the forms specified below:

               (i) cash or check made payable to the Corporation,

               (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

               (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     C. EFFECT OF TERMINATION OF SERVICE.

          1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

               (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

               (ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the Optionee's designated beneficiary or beneficiaries of that option.

               (iii) Should the Optionee's Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under this Article Two, then all those options shall terminate immediately and cease to be outstanding.

               (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which that option is at the time exercisable. No additional shares shall vest under the option following the Optionee's cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised.

          2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

               (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

               (ii) permit the option to be exercised, during the applicable post- Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

     D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F. TRANSFERABILITY OF OPTIONS. The transferability of options granted under the Plan shall be governed by the following provisions:

          (i) Incentive Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee's death.

          (ii) Non-Statutory Options. Non-Statutory Options shall be subject to the same restriction as Incentive Options, except that the Plan Administrator may structure one or more Non-Statutory Options so that the option may be assigned in whole or in part during the Optionee's lifetime to one or more Family Members or to a trust established exclusively for Optionee and/or one or more such Family Members or to Optionee's former spouse, to the extent such assignment is in connection with Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

          (iii) Beneficiary Designation. Notwithstanding the foregoing, the Optionee may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two (whether Incentive Options or Non-Statutory Options), and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

2.2. INCENTIVE OPTIONS

     The terms specified below, together with any additions, deletions or changes thereto imposed from time to time pursuant to the provisions of the Code governing Incentive Options, shall be applicable to all Incentive Options. Except as modified by the provisions of this Section 2.2, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section 2.2.

     A. ELIGIBILITY. Incentive Options may only be granted to Employees.

     B. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitation on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

     C. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

2.3. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. No Award outstanding under the Discretionary Option Grant Program at the time of a Corporate Transaction shall vest and become exercisable on an accelerated basis if and to the extent that (i) such Award is, in connection with the Corporate Transaction, assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Corporate Transaction or (ii) such Award is replaced with a cash incentive program of the successor corporation which preserves the spread (the excess of the Fair Market Value of those shares over the exercise price in effect for the shares) existing at the time of the Corporate Transaction on the shares of Common Stock as to which the Award is not otherwise at that time vested and exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those shares or (iii) the acceleration of such Award is subject to other limitations imposed by the Plan Administrator. However, if none of the foregoing conditions are satisfied, each Award outstanding under the Discretionary Option Grant Program at the time of the Corporate Transaction shall automatically accelerate so that each such Award shall, immediately prior to the effective date of the Corporate Transaction, vest and become exercisable as to all shares of Common Stock at the time subject to such Award and may be exercised for any or all of those shares as fully vested shares of Common Stock.

     B. All outstanding repurchase rights under the Discretionary Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or otherwise continue in full force and effect pursuant to the express terms of the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

     C. Immediately following the consummation of the Corporate Transaction, all outstanding Awards under the Discretionary Option Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction or otherwise expressly continued in full force and effect pursuant to the express terms of the Corporate Transaction.

     D. Each Award which is assumed in connection with a Corporate Transaction or otherwise continued in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the Award been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding Award, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, and (iii) the maximum number and/or class of securities for which any one person may be granted Awards under the Plan per calendar year. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding Awards under the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

     E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding Awards under the Discretionary Option Grant Program so that those Awards shall, immediately prior to the effective date of such Corporate Transaction, vest and become exercisable for all the shares of Common Stock at the time subject to those Awards and may be exercised for any or all of those shares as fully vested shares of Common Stock, whether or not those Awards are to be assumed or otherwise continued in full force and effect pursuant to the terms of the Corporate Transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall immediately terminate at the time of such Corporate Transaction and shall not be assignable to the successor corporation (or parent thereof), and the shares subject to those terminated rights shall accordingly vest in full at the time of such Corporate Transaction.

     F. The Plan Administrator shall have full power and authority to structure one or more outstanding Awards under the Discretionary Option Grant Program so that those Awards shall immediately vest and become exercisable for all the shares of Common Stock at the time subject to those Awards in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those Awards do not otherwise vest on an accelerated basis. Any Awards so accelerated shall remain exercisable as to fully vested shares until the expiration or sooner termination of their term. In addition, the Plan Administrator may structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

     G. The Plan Administrator shall have the discretionary authority to structure one or more outstanding Awards under the Discretionary Option Grant Program so that those Awards shall, immediately prior to the effective date of a Change in Control or Hostile Take-Over, as the case may be, vest and become exercisable for all the shares of Common Stock at the time subject to those Awards and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Change in Control or Hostile Take-Over, as the case may be, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding Awards under the Discretionary Option Grant Program and the termination of one or more of the Corporation's outstanding repurchase rights under such program upon the Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control or Hostile Take-Over, as the case may be. Each Award so accelerated shall remain exercisable for fully vested shares until the expiration or sooner termination of their term.

     H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control or Hostile Take-Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.

     I. Awards outstanding shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

2.4. STOCK APPRECIATION RIGHTS

     A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

     B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

          (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

          (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

          (iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

     C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

          (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

          (ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock at the time subject to such option (whether or not the option is otherwise at that time exercisable for those shares) over (B) the aggregate exercise price payable for those shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

          (iii) At the time such limited stock appreciation right is granted, the Plan Administrator shall pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

                                  ARTICLE THREE

                            RESTRICTED STOCK PROGRAM

3.1. RESTRICTED STOCK TERMS

     A. ISSUANCES. Shares of Restricted Stock may be issued under the Restricted Stock Program at the discretion of the Plan Administrator through direct and immediate issuances without any intervening option grants. Each such issuance of Restricted Stock shall be evidenced by a Restricted Stock Agreement that complies with the terms specified below and such other provisions as the Plan Administrator shall determine. Participants shall have no rights with respect to the shares of Restricted Stock covered by a Restricted Stock Agreement until the Participant has paid the full purchase price, if any, to the Corporation and has executed and delivered to the Corporation the applicable Restricted Stock Agreement.

     B. PURCHASE PRICE.

          1. The purchase price per share of Restricted Stock issued under the Restricted Stock Program shall be fixed by the Plan Administrator in its sole discretion, including no consideration or such minimum consideration as may be required by applicable law.

          2. Shares of Restricted Stock may be issued under the Restricted Stock Program for any of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

               (i) cash or check made payable to the Corporation; or

               (ii) any other valid form of consideration permissible under the Delaware General Corporation Law at the time such shares are issued.

     C. VESTING PROVISIONS

          1. Shares of Restricted Stock issued under the Restricted Stock Program may, in the discretion of the Plan Administrator, vest in one or more installments over the Participant's period of Service and/or upon attainment of specified performance objectives or such other criteria as the Plan Administrator shall determine. The elements of the vesting schedule applicable to any unvested shares of Restricted Stock issued under the Restricted Stock Program shall be determined by the Plan Administrator and incorporated into the Restricted Stock Agreement.

          2. The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Awards under the Restricted Stock Program so that the shares of Restricted Stock subject to those Awards shall vest upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (i) return on total shareholder equity; (ii) earnings or net income per share of Common Stock;
(iii) net income or operating income; (iv) earnings before interest, taxes, depreciation, amortization and stock-compensation costs, or operating income before depreciation and amortization; (v) sales or revenue targets; (vi) return on assets, capital or investment; (vii) cash flow; (viii) market share; (ix) cost reduction goals; (x) budget comparisons; (xi) implementation or completion of projects or processes strategic or critical to the Corporation's business operations; (xii) measures of customer satisfaction; (xiii) any combination of, or a specified increase in, any of the foregoing; and (xiv) the formation of joint ventures, research and development collaborations, marketing or customer service collaborations, or the completion of other corporate transactions intended to enhance the Corporation's revenue or profitability or expand its customer base; provided, however, that for purposes of items (ii), (iii) and
(vii) above, the Plan Administrator may, at the time the Awards under the Restricted Stock Program are made, specify certain adjustments to such items as reported in accordance with generally accepted accounting principles in the U.S. ("GAAP"), which will exclude from the calculation of those performance goals one or more of the following: certain charges related to acquisitions, stock-based compensation, employer payroll tax expense on certain stock option exercises, settlement costs, restructuring costs, gains or losses on strategic investments, non-operating gains or losses, certain other non-cash charges, valuation allowance on deferred tax assets, and the related income tax effects, purchases of property and equipment, and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30, provided that such adjustments are in conformity with those reported by the Corporation on a non-GAAP basis. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation's performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation's business groups or divisions or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. The Plan Administrator may provide that, if the actual level of attainment for any performance objective is between two specified levels, the amount of the Award attributable to that performance objective shall be interpolated on a straight-line basis.

          3. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Restricted Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Restricted Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          4. The Participant shall have full voting rights with respect to any shares of Restricted Stock issued to the Participant under the Restricted Stock Program, whether or not the Participant's interest in those shares is vested. Unless otherwise provided by the Plan Administrator in the Restricted Stock Agreement, Participant shall also have the right to receive any regular cash dividends paid on such shares. The Plan Administrator may apply any restrictions to the dividends that the Plan Administrator deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of shares of Restricted Stock is designed to comply with the requirements of the performance-based exception from the tax deductibility limitations of Code
Section 162(m), the Plan Administrator may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such shares of Restricted Stock, such that the dividends and/or the shares of Restricted Stock maintain eligibility for such exception.

          5. The effect which death, Permanent Disability, termination of Service (other than for Misconduct) or other event designated by the Plan Administrator is to have upon the vesting schedule of a Restricted Stock Award shall be determined by the Plan Administrator and incorporated into the Restricted Stock Agreement.

          6. Should the Participant's Service be terminated for Misconduct or should the Participant otherwise engage in Misconduct while holding one or more unvested shares of Restricted Stock, then all such unvested shares of Restricted Stock shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares of Restricted Stock were previously issued to the Participant for consideration paid in cash, cash equivalent or otherwise, the Corporation shall repay to the Participant the same form of consideration as the Participant paid for the surrendered shares.

          7. Should the Participant cease to remain in Service while holding one or more unvested shares of Restricted Stock issued under the Restricted Stock Program or should the performance objectives or other criteria not be attained with respect to one or more such unvested shares of Restricted Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash, cash equivalent or otherwise, the Corporation shall repay to the Participant the same form of consideration as the Participant paid for the surrendered shares.

          8. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Restricted Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives or other criteria applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant's interest in the shares of Restricted Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives or other criteria. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares that were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant's Involuntary Termination or as otherwise provided in Section 3.2.D of this Article Three.

3.2. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. No shares of Restricted Stock shall vest at the time of a Corporate Transaction on an accelerated basis if and to the extent that (i) the Restricted Stock Agreement is, in connection with the Corporate Transaction, continued or assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Corporate Transaction, (ii) substitution of new agreements of comparable value covering shares of the successor corporation (or parent thereof) in exchange for such shares of Restricted Stock, with appropriate adjustments as to the number and kind of shares and purchase price, is provided for pursuant to the express terms of the Corporate Transaction or (iii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator. However, if none of the foregoing conditions are satisfied, immediately prior to the effective date of the Corporate Transaction, all the shares of Restricted Stock shall automatically vest in full.

     B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares of Restricted Stock are issued or at any time while they remain outstanding under the Plan, to provide that the unvested shares of Restricted Stock shall immediately vest upon a Corporate Transaction or Change in Control or upon an event or events associated with or following such transactions, including termination of Service.

     C. If the Restricted Stock Agreement is continued or assumed by a successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Corporate Transaction or such accelerated vesting is precluded by other limitations imposed by the Plan Administrator, each outstanding Award under the Restricted Stock Program in effect shall be adjusted immediately after the consummation of that Corporate Transaction to apply to the number and class of securities into which the shares of Restricted Stock subject to the Award immediately prior to the Corporate Transaction would have been converted upon consummation of such Corporate Transaction had those shares actually been outstanding and vested at that time, and appropriate adjustments shall also be made to the consideration (if any) payable per share thereunder, provided that the aggregate amount of such consideration shall remain the same.

     D. The Plan Administrator's authority under Paragraph B of this Section 3.2 shall also extend to any Awards intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of those Awards pursuant to Paragraph B of this Section 3.2 may result in their loss of performance-based status under Code Section 162(m).

3.3. TRANSFERABILITY OF RESTRICTED STOCK

     Unvested shares of Restricted Stock may not be assigned, transferred, pledged or otherwise encumbered or disposed of other than by will or the laws of inheritance following the Participant's death. Upon vesting, and after all other conditions and restrictions applicable to such shares of Restricted Stock have been satisfied or lapse (including satisfaction of any applicable Withholding
Tax) pursuant to the applicable Restricted Stock Agreement, such shares of Restricted Stock shall become freely transferable (subject to any restrictions under applicable securities laws) by Participant.

3.4. DELIVERY OF SHARES/LEGENDS

     Unvested shares of Restricted Stock may, in the Plan Administrator's discretion, be issued in book entry or certificate form and shall remain in the possession or control of the Corporation until such shares have vested, and all other conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable Withholding Tax), in accordance with the terms of the Restricted Stock Agreement. If issued in certificate form, such certificates shall include such restrictive legends as deemed appropriate by the Plan Administrator. The Plan Administrator may require a stock power endorsed in blank with respect to shares of Restricted Stock whether or not certificated.

                                  ARTICLE FOUR

                          RESTRICTED STOCK UNIT PROGRAM

4.1. RESTRICTED STOCK UNIT TERMS

     A. ISSUANCES. Restricted Stock Units which entitle the Participant to receive shares of Common Stock underlying those units over the Participant's period of Service and/or upon attainment of specified performance objectives or such other criteria as the Plan

Administrator shall determine may be issued under the Restricted Stock Unit Program at the discretion of the Plan Administrator. Each such issuance of Restricted Stock Units shall be evidenced by a Restricted Stock Unit Agreement that complies with the terms specified below and such other provisions as the Plan Administrator shall determine. Participants shall have no rights with respect to the Restricted Stock Units covered by a Restricted Stock Unit Agreement until the Participant has paid the full purchase price, if any, to the Corporation and has executed and delivered to the Corporation the applicable Restricted Stock Unit Agreement.

     B. PURCHASE PRICE.

          1. The purchase price for Restricted Stock Units issued under the Restricted Stock Unit Program shall be fixed by the Plan Administrator in its sole discretion, including no consideration or such minimum consideration as may be required by applicable law.

          2. Restricted Stock Units may be issued under the Restricted Stock Unit Program for any of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

               (i) cash or check made payable to the Corporation; or

               (ii) any other valid form of consideration permissible under the Delaware General Corporation Law at the time such units are issued.

     C. VESTING PROVISIONS

          1. Restricted Stock Units issued under the Restricted Stock Unit Program may, in the discretion of the Plan Administrator, vest in one or more installments over the Participant's period of Service and/or upon attainment of specified performance objectives or such other criteria as the Plan Administrator shall determine. The elements of the vesting schedule applicable to any unvested Restricted Stock Units issued under the Restricted Stock Unit Program shall be determined by the Plan Administrator and incorporated into the Restricted Stock Unit Agreement.

          2. The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Awards under the Restricted Stock Unit Program so that the Restricted Stock Units subject to those Awards shall vest upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (i) return on total shareholder equity; (ii) earnings or net income per share of Common Stock; (iii) net income or operating income; (iv) earnings before interest, taxes, depreciation, amortization and stock-compensation costs, or operating income before depreciation and amortization; (v) sales or revenue targets; (vi) return on assets, capital or investment; (vii) cash flow; (viii) market share; (ix) cost reduction goals; (x) budget comparisons; (xi) implementation or completion of projects or processes strategic or critical to the Corporation's business operations; (xii) measures of customer satisfaction;
(xiii) any combination of, or a specified increase in, any of the foregoing; and
(xiv) the formation of joint ventures, research and development collaborations, marketing or customer service collaborations, or the completion of other corporate transactions intended to enhance the Corporation's revenue or profitability or expand its customer base; provided, however, that for purposes of items (ii), (iii) and (vii) above, the Plan Administrator may, at the time the Awards under the Restricted Stock Unit Program are made, specify certain adjustments to such items as reported in accordance with GAAP, which will exclude from the calculation of those performance goals one or more of the following: certain charges related to acquisitions, stock-based compensation, employer payroll tax expense on certain stock option exercises, settlement costs, restructuring costs, gains or losses on strategic investments, non-operating gains or losses, certain other non-cash charges, valuation allowance on deferred tax assets, and the related income tax effects, purchases of property and equipment, and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30, provided that such adjustments are in conformity with those reported by the Corporation on a non-GAAP basis. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation's performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation's business groups or divisions or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. The Plan Administrator may provide that, if the actual level of attainment for any performance objective is between two specified levels, the amount of the Award attributable to that performance objective shall be interpolated on a straight-line basis.

          3. The Participant shall not have any stockholder rights with respect to the shares of Common Stock subject to a Restricted Stock Unit until that Award vests, all other conditions and restrictions applicable to such Restricted Stock Unit have been satisfied or lapsed (including satisfaction of any applicable Withholding Tax) pursuant to the applicable Restricted Stock Unit Agreement, and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding Restricted Stock Unit Awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

          4. The effect which death, Permanent Disability, termination of Service (other than for Misconduct) or other event designated by the Plan Administrator is to have upon the vesting schedule of a Restricted Stock Unit Award shall be determined by the Plan Administrator and incorporated into the Restricted Stock Unit Agreement.

          5. Should the Participant's Service be terminated for Misconduct or should the Participant otherwise engage in Misconduct while holding one or more unvested Restricted Stock Units, then all such unvested Restricted Stock Units shall be immediately and automatically canceled, no shares of Common Stock will be issued in satisfaction of those units, and the Participant shall have no further rights with respect to those units. To the extent the canceled Restricted Stock Units were previously issued to the Participant for consideration paid in cash, cash equivalent or otherwise, the Corporation shall repay to the Participant the same form of consideration as the Participant paid for the canceled units.

          6. Should the Participant cease to remain in Service while holding one or more unvested Restricted Stock Units issued under the Restricted Stock Unit Program or should the performance objectives not be attained with respect to one or more such unvested Restricted

Stock Units, then those units shall be immediately and automatically canceled, no shares of Common Stock will be issued in satisfaction of those units, and the Participant shall have no further rights with respect to those units. To the extent the canceled Restricted Stock Units were previously issued to the Participant for consideration paid in cash, cash equivalent or otherwise, the Corporation shall repay to the Participant the same form of consideration as the Participant paid for the canceled units.

          7. Outstanding Restricted Stock Units under the Restricted Stock Unit Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those units, if the performance goals or other criteria established for such units or the Service requirements established for such units are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding Restricted Stock Units as to which the designated performance goals or other criteria or Service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of performance goals may be waived with respect to Awards of Restricted Stock Units which were at the time of grant intended to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant's Involuntary Termination or as otherwise provided in Section 4.2.D of this Article Four.

4.2. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. No Restricted Stock Units shall vest at the time of a Corporate Transaction on an accelerated basis if and to the extent that (i) the Restricted Stock Unit Agreement is, in connection with the Corporate Transaction, continued or assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Corporate Transaction, (ii) substitution of new agreements of comparable value covering shares of the successor corporation (or parent thereof) in exchange for such Restricted Stock Units, with appropriate adjustments as to the number and kind of shares and purchase price, is provided for pursuant to the terms of the Corporate Transaction or (iii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator. However, if none of the foregoing conditions are satisfied, immediately prior to the effective date of the Corporate Transaction, all the unvested Restricted Stock Units shall automatically vest in full.

     B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested Restricted Stock Units are issued or at any time while they remain outstanding under the Plan, to provide that the unvested Restricted Stock Units shall immediately vest upon a Corporate Transaction or Change in Control or upon an event or events associated with or following such transactions, including termination of Service.

     C. If the Restricted Stock Unit Agreement is continued or assumed by a successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Corporate Transaction or such accelerated vesting is precluded by other limitations imposed by the Plan Administrator, each outstanding Award under the Restricted Stock Unit Program in effect shall be adjusted immediately after the consummation of that Corporate Transaction to apply to the number and class of securities into which the shares of Common Stock underlying those Restricted Stock Units subject to the Award immediately prior to the Corporate Transaction would have been converted in consummation of such Corporate Transaction had those units actually been outstanding and vested at that time, and appropriate adjustments shall also be made to the consideration (if any) payable per unit thereunder, provided that the aggregate amount of such consideration shall remain the same.

     D. The Plan Administrator's authority under Paragraph B of this Section 4.2 shall also extend to any Awards intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of those Awards pursuant to Paragraph B of this Section 4.2 may result in their loss of performance-based status under Code Section 162(m).

4.3. TRANSFERABILITY OF RESTRICTED STOCK UNITS

     Until vested, Restricted Stock Units may not be assigned, transferred, pledged or otherwise encumbered or disposed of other than by will or the laws of inheritance following the Participant's death. Upon vesting, and after all other conditions and restrictions applicable to such Common Stock subject to such Restricted Stock Units have been satisfied or lapse (including satisfaction of any applicable Withholding Tax) pursuant to the applicable Restricted Stock Unit Agreement, the shares of Common Stock subject to such Restricted Stock Unit shall become freely transferable (subject to any restrictions under applicable securities laws) by Participant.

4.4. DELIVERY OF SHARES/COMPLIANCE WITH SECTION 409A

     A. Upon vesting and satisfaction of all other conditions and restrictions applicable to the Restricted Stock Units (including satisfaction of any applicable Withholding Tax) pursuant to the applicable Restricted Stock Unit Agreement, certificates representing the shares of Common Stock underlying such Restricted Stock Units shall be issued to Participant.

     B. Notwithstanding the foregoing, the Plan Administrator may permit or require a Participant to defer such Participant's delivery of shares of Common Stock that would otherwise be due to such Participant with respect to the Restricted Stock Units. If any such deferral or election is required or admitted, the Plan Administrator shall, in its sole discretion, establish rules and procedures for such delivery deferrals which shall be consistent with the requirements of Code Section 409A and the Treasury regulations and rules promulgated thereunder.

                                  ARTICLE FIVE

                        DIRECTOR AUTOMATIC GRANT PROGRAM

5.1. TERMS

     This Article Five of the Plan has been amended and restated effective as of February 6, 2007, subject to stockholder approval at the 2007 Annual Meeting of Stockholders. All options outstanding under the Automatic Option Grant Program on February 6, 2007 shall continue in full force and effect in accordance with the existing terms of the agreements evidencing those options, and no change in this amended and restated Article Five shall affect those options. In the event the stockholders do not approve the amended and restated provisions of this Article Five at the 2007 Annual Meeting of Stockholders, the provisions of the Automatic Option Grant Program as in effect immediately prior to this amendment and restatement shall remain in full force and effect.

     A. GRANT/ISSUANCE DATES. Grants and issuances under this amended and restated Article Five shall be made on the dates specified below:

          1. On the date of each annual meeting of stockholders, beginning with the 2007 Annual Meeting of Stockholders, each individual who is to continue to serve as an Eligible Director, whether or not that individual is standing for re-election to the Board at that particular annual meeting, shall automatically be issued 5,000 shares of Restricted Stock and granted a Non-Statutory Option to purchase 7,500 shares of Common Stock, provided that such individual has served as an Eligible Director for at least six (6) months. Notwithstanding the foregoing, all Eligible Directors at the Corporation's 2007 Annual Meeting of Stockholders will be entitled to receive the grants set forth in this Section 5.1.A.1 even though they may not have served as an Eligible Director for six months prior to the date of such annual meeting. There shall be no limit on the number of such annual option grants and Restricted Stock Awards any one Eligible Director may receive over his or her period of Board Service.

          2. Each individual who is first elected or appointed as an Eligible Director at any time on or after the 2007 Annual Meeting of Stockholders, other than at an annual meeting of stockholders, shall, on the date he or she commences Service as an Eligible Director, automatically be issued 5,000 shares of Restricted Stock and granted a Non-Statutory Option to purchase 7,500 shares of Common Stock.

          3. Each such issuance of Restricted Stock pursuant to the Director Automatic Grant Program shall be evidenced by a Restricted Stock Agreement that complies with the terms specified below. Participants shall have no rights with respect to the shares of Restricted Stock covered by a Restricted Stock Agreement until the Participant has executed and delivered to the Corporation the applicable Restricted Stock Agreement.

     B. OPTION EXERCISE PRICE

          1. The exercise price per share for each option granted under this Article Five shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     C. OPTION TERM. Each option shall have a term of seven (7) years measured from the option grant date.

     D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable and fully vested as of the grant date for any or all of the option shares.

     E. TRANSFERABILITY OF OPTIONS. Each option granted under the Director Automatic Grant Program may be assigned in whole or in part during the Optionee's lifetime to one or more Family Members of the Optionee or to a trust established exclusively for Optionee and/or one or more such Family Members or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Five, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

     F. TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any outstanding options under the Director Automatic Grant Program held by the Optionee at the time the Optionee ceases to serve as a Board member:

          (i) Subject to (ii) below, the Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

          (ii) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

     G. VESTING OF RESTRICTED STOCK. Each Restricted Stock Award under the Director Automatic Grant Program shall vest in a series of three successive annual installments over the three-year period measured from the grant date of such Award.

          1. The annual vesting dates for Restricted Stock Awards pursuant to
Section 5.1.A.1 shall be as follows:

               (i) 1,666 shares of Restricted Stock shall vest on the earlier of
(i) the first anniversary of the grant date of such Award or (ii) the day immediately preceding the date of the first annual meeting of stockholders following the grant date of such Award;

               (ii) 1,666 shares of Restricted Stock shall vest on the earlier of (i) the second anniversary of the grant date of such Award or (ii) the day immediately preceding the date of the second annual meeting of stockholders following the grant date of such Award; and

               (iii) 1,667 shares of Restricted Stock shall vest on the earlier of (i) the third anniversary of the grant date of such Award or (ii) the day immediately preceding the date of the third annual meeting of stockholders following the grant date of such Award.

          2. The annual vesting dates for Restricted Stock Awards pursuant to
Section 5.1.A.2 shall be as follows:

               (i) 1,666 shares of Restricted Stock shall vest on the first anniversary of the grant date of such Award;

               (ii) 1,666 shares of Restricted Stock shall vest on the second anniversary of the grant date of such Award; and

               (iii) 1,667 shares of Restricted Stock shall vest on the third anniversary of the grant date of such Award.

The Board member shall not vest in any additional shares of Restricted Stock following his or her cessation of Service as a Board member; provided, however, that each Restricted Stock Award held by an Eligible Director under the Director Automatic Grant Program will immediately vest in full upon his or her cessation of Board Service by reason of death or Permanent Disability. Upon the cessation of Service of any Board member while holding one or more unvested shares of Restricted Stock issued under the Director Automatic Grant Program, those unvested shares of Restricted Stock shall be immediately surrendered to the Corporation for cancellation, and the Board member shall have no further stockholder rights with respect to those shares.

          3. Unvested shares of Restricted Stock may be issued in book entry or certificate form and shall remain in the possession or control of the Corporation until such shares have vested, and all other conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable Withholding Tax), in accordance with the terms of the Restricted Stock Agreement. If issued in certificate form, such certificates shall include restrictive legends. A stock power endorsed in blank with respect to shares of Restricted Stock whether or not certificated will be required.

     H. TRANSFERABILITY OF RESTRICTED STOCK. Unvested shares of Restricted Stock may not be assigned, transferred, pledged or otherwise encumbered or disposed of other than by will or the laws of inheritance following the Participant's death. Upon vesting, and after all other conditions and restrictions applicable to such shares of Restricted Stock have been satisfied or lapse (including satisfaction of any applicable Withholding Tax) pursuant to the applicable Restricted Stock Agreement, such shares of Restricted Stock shall become freely transferable (subject to any restrictions under applicable securities laws) by Participant.

5.2. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of a Corporate Transaction while the Eligible Director remains a Board member, the following provisions shall apply:

          (i) Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Corporate Transaction.

          (ii) The shares of Restricted Stock subject to any outstanding Restricted Stock Award made to such Eligible Director under the Director Automatic Grant Program which remain unvested at the time of such Corporate Transaction shall, immediately prior to the effective date of the Corporate Transaction, automatically vest in full.

     B. In the event of a Change in Control while the Eligible Director remains a Board member, the following provisions shall apply:

          (i) Each automatic option grant to such Eligible Director under the Director Automatic Grant Program shall remain exercisable for such option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

          (ii) The shares of Restricted Stock subject to any outstanding Restricted Stock Award made to such Eligible Director under the Director Automatic Grant Program which remain unvested at the time of such Change in Control shall, immediately prior to the effective date of the Change in Control, automatically vest in full.

     C. Upon the occurrence of a Hostile Take-Over while the Eligible Director remains a Board member, the Eligible Director shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding option grants under the Director Automatic Grant Program. The Eligible Director shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Eligible Director is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

     D. Each option which is assumed in connection with a Corporate Transaction or otherwise continued in full force or effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Eligible Director in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same and (ii) the number and/or class of securities for which grants are subsequently to be made under the Director Automatic Grant Program to new and continuing Eligible Directors. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Director Automatic Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

     E. The existence of any Awards under the Director Automatic Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

5.3. REMAINING TERMS

     A. The remaining terms of each option granted under the Director Automatic Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

     B. The remaining terms of each Restricted Stock Award under the Director Automatic Grant Program shall be the same as the terms in effect for Restricted Stock Awards under the Restricted Stock Program.

                                  ARTICLE SIX

                                  MISCELLANEOUS

6.1. TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the issuance, exercise or vesting of Awards under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all Optionees or Participants to whom Awards are made under the Plan (other than Awards made under the Director Automatic Grant Program) with the right to use either or both of the following methods to satisfy all or part of the Withholding Taxes to which those holders may become subject in connection with the issuance, exercise or vesting of those Awards:

          Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the issuance, exercise or vesting of those Awards, a portion of those shares with an aggregate Fair Market Value equal to the amount of the minimum Withholding Taxes required to be withheld by law (using the minimum statutory withholding rates).

          Stock Delivery: The election to deliver to the Corporation, at the time the Award is issued, exercised or vests, one or more shares of Common Stock previously acquired by such Optionee or Participant (other than in connection with the option issuance, exercise or vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the amount of the minimum Withholding Taxes required to be withheld by law (using the minimum statutory withholding rates). The shares of Common Stock so delivered shall not be added to the shares of Common Stock authorized for issuance under the Plan.

6.2. EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan became effective on the Plan Effective Date. Awards may be granted under the Discretionary Option Grant Program, the Restricted Stock Program, the Restricted Stock Unit Program and the Director Automatic Grant Program.

     B. The Plan shall serve as the successor to the Predecessor Plans, and no further option grants shall be made under the Predecessor Plans after the Plan Effective Date. All options outstanding under the Predecessor Plans on the Plan Effective Date were incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

     C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions, Change in Control and Hostile Take-Over may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plans which do not otherwise contain such provisions.

     D. The Plan was amended and restated by the Board on February 6, 2007 (the "2007 Restatement"), subject to stockholder approval at the 2007 Annual Meeting of Stockholders, to (i) increase the number of shares of Common Stock reserved for issuance under the Plan; (ii) authorize the Restricted Stock and Restricted Stock Unit Programs; (iii) designate a series of performance criteria that may be utilized in the future as a condition to the vesting of one or more restricted stock and restricted stock unit awards under the Plan to qualify the compensation attributable to those awards as performance-based compensation for Code Section 162(m) purposes; (iv) eliminate the Salary Investment Option Grant and Director Fee Option Grant Programs currently authorized under the Plan; (v) eliminate the financing provisions previously available under the Plan; (vi) restructure the Director Automatic Grant Program in effect for new and continuing Eligible Directors to reduce the number of shares of Common Stock subject to automatic stock option grants and add restricted stock awards to be made to each new and continuing Eligible Director; and (vii) effect various technical and clarifying revisions to facilitate Plan administration. Such revisions shall not become effective unless the stockholders approve the 2007 Restatement at the 2007 Annual Meeting of Stockholders. Should the Corporation's stockholders not approve the 2007 Restatement at the 2007 Annual Meeting of Stockholders, then none of the changes and revisions effected to the Plan by the 2007 Restatement shall become effective. The Plan will, however, continue in effect as it existed immediately prior to February 6, 2007, and Awards will continue to be made under the Plan until all the shares available for issuance under the Plan have been issued pursuant to Awards made under the Plan. In addition, the Automatic Option Grant Program will continue in effect in accordance with the provisions of that program as they existed immediately prior to February 6, 2007.

     E. The Plan shall terminate upon the earliest to occur of (i) March 31, 2010, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding Awards in connection with a Corporate Transaction. Should the Plan terminate on March 31, 2010, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such Awards.

6.3. AMENDMENT OF THE PLAN.

     Except as provided below, the Board shall have complete and exclusive power and authority to amend, modify, suspend or terminate the Plan in any or all respects. However, no such amendment, modification, suspension or termination shall adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification or, unless approved by the stockholders, permit the Plan Administrator to reset the exercise price of outstanding options or grant new Awards in exchange for the cancellation of outstanding options with a higher exercise price. In addition, stockholder approval will be required for any amendment to the Plan that would (i) materially increase the benefits accruing to the Optionees and Participants under the Plan or materially reduce the price at which shares of Common Stock may be issued or purchased under the Plan, (ii) materially increase the aggregate number of securities that may be issued under the Plan, (iii) materially modify the requirements as to eligibility for participation in the Plan, (iv) materially extend the term of the Plan or (v) expand the type of awards available for issuance under the Plan, then to the extent required by applicable law, or deemed necessary or advisable by the Plan Administrator or the Board of Directors, such amendment shall be subject to stockholder approval.

6.4. USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

6.5. REGULATORY APPROVALS

     A. The implementation of the Plan, the grant of any Award and the issuance of shares of Common Stock in connection with the issuance, exercise or vesting of any Award shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, Awards made under the Plan and the shares of Common Stock issuable pursuant to those Awards.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or over-the-counter market, if applicable) on which Common Stock is then listed for trading.

6.6. NO EMPLOYMENT/SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

     The following definitions shall be in effect under the Plan:

     A. AWARD shall mean any of the following stock or stock-based awards authorized for issuance or grant under the Plan: stock option, stock appreciation right, Restricted Stock or Restricted Stock Unit award.

     B. BOARD shall mean the Corporation's Board of Directors.

     C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

          (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

          (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     D. CODE shall mean the Internal Revenue Code of 1986, as amended.

     E. COMMON STOCK shall mean the Corporation's common stock.

     F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     G. CORPORATION shall mean Quiksilver, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Quiksilver, Inc. which shall by appropriate action adopt the Plan.

     H. DIRECTOR AUTOMATIC GRANT PROGRAM shall mean the director automatic grant program in effect under Article Five of the Plan for the Eligible Directors.

     I. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under Article Two of the Plan.

     J. ELIGIBLE DIRECTOR shall mean a Board member who is not, at the time of such determination, an employee of the Corporation (or any Parent or Subsidiary) and who is accordingly eligible to participate in the Director Automatic Grant Program in accordance with the eligibility provisions of Articles One and Five.

     K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

     M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time listed on any established stock exchange or over-the-counter market, then the Fair Market Value shall be the closing selling price per share of Common Stock (or closing bid, if no sales were reported) as quoted on such exchange or market, determined by the Plan Administrator to be the primary market for the Common Stock, at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question as reported in the Wall Street Journal or such other source as the Plan Administrator deems reliable. If there is no closing selling price (or closing bid, if no sales were reported) for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time not listed on any established stock exchange or over-the-counter market, the Fair Market Value shall be determined by the Board in good faith.

     N. FAMILY MEMBER means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

     O. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

     P. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

     Q. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

          (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than twenty percent (20%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     R. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

     S. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

     T. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

     U. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Director Automatic Grant Program.

     V. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     W. PARTICIPANT shall mean any person who is issued shares of Restricted Stock under the Restricted Stock Program or under the Director Automatic Grant Program, and any person who is issued Restricted Stock Units under the Restricted Stock Unit Program.

     X. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Director Automatic Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the Eligible Director to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     Y. PLAN shall mean the Corporation's 2000 Stock Incentive Plan, as amended and restated and set forth in this document.

     Z. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant, Restricted Stock and Restricted Stock Unit Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

     AA. PLAN EFFECTIVE DATE shall mean March 31, 2000.

     BB. PREDECESSOR PLANS shall mean the Corporation's (i) 1996 Stock Option Plan, (ii) the 1998 Nonemployee Directors' Stock Option Plan, (iii) the 1995 Nonemployee Directors' Stock Option Plan and (iv) the 1992 Nonemployee Directors' Stock Option Plan, as each of those plans was in effect immediately prior to the Plan Effective Date hereunder.

     CC. PRIMARY COMMITTEE shall mean the committee of two (2) or more Eligible Directors appointed by the Board to administer the Discretionary Option Grant, Restricted Stock and Restricted Stock Unit Programs with respect to Section 16 Insiders.

     DD. RESTRICTED STOCK shall mean shares of Common Stock issued to a Participant pursuant to the Restricted Stock or Director Automatic Grant Program, subject to such restrictions and conditions as are established pursuant to such Restricted Stock or Director Automatic Grant Program.

     EE. RESTRICTED STOCK AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of grant of Restricted Stock under the Restricted Stock or Automatic Director Grant Programs.

     FF. RESTRICTED STOCK PROGRAM shall mean the discretionary Restricted Stock program under Article Three of the Plan.

     GG. RESTRICTED STOCK UNIT shall mean the right to receive one share of Common Stock issued pursuant to the Restricted Stock Unit Program, subject to such restrictions and conditions as are established pursuant to the Restricted Stock Unit Program.

     HH. RESTRICTED STOCK UNIT AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of grant of Restricted Stock Units under the Restricted Stock Unit Program.

     II. RESTRICTED STOCK UNIT PROGRAM shall mean the discretionary Restricted Stock Unit program under Article Four of the Plan.

     JJ. SECONDARY COMMITTEE shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant, Restricted Stock and Restricted Stock Unit Programs with respect to eligible persons other than Section 16 Insiders.

     KK. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     LL. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, an Eligible Director or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the Award made to such person. For purposes of the Plan, an Optionee or Participant shall be deemed to cease Service immediately upon the occurrence of either of the following events: (i) the Optionee or Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary; or (ii) the entity for which the Optionee or Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee or Participant may subsequently continue to perform services for that entity.

     MM. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     NN. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over through the acquisition of Common Stock. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause
(i) price per share.

     OO. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code
Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

     PP. WITHHOLDING TAXES shall mean the federal, state and local income and employment withholding taxes to which the Optionee or Participant may become subject in connection with the issuance, exercise or vesting of an Award made to him or her under the Plan.

                                (QUIKSILVER LOGO)

                         NOTICE OF GRANT OF STOCK OPTION

                            (STANDARD EMPLOYEE FORM)

     Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Quiksilver, Inc. (the "Corporation"):

                Optionee: ___________                       Grant Date: ________
Number of Options Shares: ___________                   Exercise Price: ________
          Type of Option: ______ Incentive Stock       Expiration Date: ________
                                 Option
                          ______ Non-Statutory
                                 Stock Option

     Exercise and Vesting Schedule: Subject to the limitations contained in this Option and the Plan, this Option shall vest and become exercisable in installments as follows:

Number of Shares   Date of Earliest Exercise
  (Installment)            (Vesting)
----------------   -------------------------


     In no event shall the Option become exercisable for any additional Option Shares after Optionee's cessation of Service.

     Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Quiksilver, Inc. amended and restated 2000 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee hereby acknowledges the receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

     Employment at Will. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

     Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

Date:
      ------------------------------

                                        QUIKSILVER, INC.


-------------------------------------   By:
OPTIONEE                                    ------------------------------------
                                        Title:
                                               ---------------------------------

Address:

-------------------------------------   ATTACHMENTS

-------------------------------------   Exhibit A - Stock Option Agreement

-------------------------------------   Exhibit B - Plan Summary and Prospectus

                                    EXHIBIT A

                                QUIKSILVER, INC.
                             STOCK OPTION AGREEMENT

                                    RECITALS

          A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board (or the board of directors of any Parent or Subsidiary) and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee.

          C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

          NOW, THEREFORE, it is hereby agreed as follows:

          1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

          2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

          3. LIMITED TRANSFERABILITY.

               (a) If this option is designated a Non-Statutory Option in the Grant Notice, then this option may be assigned in whole or in part during Optionee's lifetime only to one or more Family Members or to a trust established for the exclusive benefit of Optionee and/or one or more such Family Members or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

               (b) Except as provided in Paragraph 3(a) above, this option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this

                                 (Employee Form)
option, and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding this option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this option may, pursuant to Paragraph 5, be exercised following Optionee's death.

          4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6. Notwithstanding the foregoing, should the Optionee elect to exercise this option during any period during which the Optionee is under investigation by the Corporation for Misconduct, then any Option Shares acquired by the Optionee as a result of such exercise and/or the net proceeds of any sale or sales of those acquired Option Shares (the gross sale proceeds less any Exercise Price payment or withholding taxes due the Corporation in broker commissions) during such period shall be held by the Corporation in escrow until such time as the investigation is satisfactorily completed.

          5. CESSATION OF SERVICE/TERMINATION OF OPTION. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

               (a) Should Optionee cease to remain in Service for any reason (other than death, Permanent Disability or Misconduct) while holding this option, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

               (b) Should Optionee die while holding this option, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or the laws of inheritance shall have the right to exercise this option. However, if Optionee has designated one or more beneficiaries of this option, then those persons shall have the exclusive right to exercise this option following Optionee's death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (ii) the Expiration Date.

               (c) Should Optionee cease Service by reason of Permanent Disability while holding this option, then Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

               (d) The applicable post-Service exercise period in effect for this option pursuant to the foregoing provisions of this Paragraph 5 shall automatically be extended by an additional period of time equal in duration to any interval within that otherwise applicable post-Service exercise period in which the exercise of this option or the immediate sale of the Option Shares acquired hereunder cannot be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of this option beyond the Expiration Date.

                                 (Employee Form)

               (e) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares for which the option is exercisable at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any exercisable Option Shares for which the option has not been exercised. However, this option shall, immediately upon Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any Option Shares for which this option is not otherwise at that time exercisable.

               (f) Should Optionee's Service be terminated for Misconduct or should Optionee otherwise engage in any Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.

          6. SPECIAL ACCELERATION OF OPTION.

               (a) This option, to the extent outstanding at the time of a Corporate Transaction but not otherwise fully exercisable, shall NOT vest or become exercisable on an accelerated basis if and to the extent: (i) this option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Corporate Transaction or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any Option Shares for which this option is not otherwise at that time exercisable (the excess of the Fair Market Value of those Option Shares over the aggregate Exercise Price payable for such shares) and provides for subsequent payout in accordance with the same option exercise/vesting schedule for those Option Shares set forth in the Grant Notice. However, if none of the foregoing conditions apply to this option at the time of the Corporate Transaction, then this option shall automatically accelerate so that such option shall, immediately prior to the effective date of that Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to this option and may be exercised for any or all of those shares as fully vested shares of Common Stock.

               (b) Immediately following the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction or otherwise continued in full force and effect pursuant to the terms of the Corporate Transaction.

               (c) If this option is assumed in connection with a Corporate Transaction or otherwise continued in effect, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent the actual holders of the Corporation's outstanding Common

                                 (Employee Form)

Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

               (d) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

          8. STOCKHOLDER RIGHTS. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

          9. MANNER OF EXERCISING OPTION.

               (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                    (i) Execute and deliver to the Corporation a Notice of Exercise for the Option Shares for which the option is exercised.

                    (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                         (A) cash or check made payable to the Corporation;

                         (B) shares of Common Stock held by Optionee (or any
other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                         (C) through a special sale and remittance procedure
pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions to (i) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (ii) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                                 (Employee Form)

               Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Corporation in connection with the option exercise.

                    (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                    (iv) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

               (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

               (c) In no event may this option be exercised for any fractional shares.

          10. COMPLIANCE WITH LAWS AND REGULATIONS.

               (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or over-the-counter market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

               (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

          11. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns, the legal representatives, heirs and legatees of Optionee's estate and any beneficiaries of this option designated by Optionee.

          12. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                                 (Employee Form)

          13. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

          14. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

          15. EXCESS SHARES. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

          16. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE OPTION. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

               (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (A) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (B) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

               (b) No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

               (c) Should the exercisability of this option be accelerated upon a Corporate Transaction, then this option shall qualify for favorable tax treatment as an Incentive Option only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option first becomes exercisable in the calendar year in which the Corporate Transaction occurs does not, when added to the aggregate value (determined as of the

                                 (Employee Form)
respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in the calendar year of such Corporate Transaction, the option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

               (d) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then, for purposes of the foregoing limitations on the exercisability of such options as Incentive Options, this option and each of those other options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

                                 (Employee Form)

                                   EXHIBIT A-1

                               NOTICE OF EXERCISE

          I hereby notify Quiksilver, Inc. (the "Corporation") that I elect to purchase ______________ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $__________ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's amended and restated 2000 Stock Incentive Plan on _______________,
_____

          Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.

                            ,
----------------------------  ----
Date


                                        ----------------------------------------
                                        Optionee

                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

Print name in exact manner it is to
appear on the stock certificate:
                                        ----------------------------------------

Address to which certificate is to be
                                        ----------------------------------------
sent, if different from address
                                        ----------------------------------------
above:
                                        ----------------------------------------

Social Security Number:
                                        ----------------------------------------

                                 (Employee Form)

                                    APPENDIX

          The following definitions shall be in effect under the Agreement:

          A. AGREEMENT shall mean this Stock Option Agreement.

          B. BOARD shall mean the Corporation's Board of Directors.

          C. CODE shall mean the Internal Revenue Code of 1986, as amended.

          D. COMMON STOCK shall mean shares of the Corporation's common stock.

          E. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          F. CORPORATION shall mean Quiksilver, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Quiksilver, Inc. which shall by appropriate action adopt the Plan.

          G. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          H. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

          I. EXERCISE PRICE shall mean the exercise price per Option Share as specified in the Grant Notice.

          J. EXPIRATION DATE shall mean the date on which the option expires as specified in the Grant Notice.

          K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time listed on any established stock exchange or over-the-counter market, then the Fair Market Value shall be the closing selling price per share of

                                 (Employee Form)

          Common Stock (or closing bid, if no sales were reported) as quoted on such exchange or market, determined by the Plan Administrator to be the primary market for the Common Stock, at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question as reported in the Wall Street Journal or such other source as the Plan Administrator deems reliable. If there is no closing selling price (or closing bid, if no sales were reported) for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time not listed on any established stock exchange or over-the-counter market, the Fair Market Value shall be determined by the Board in good faith.

          L. FAMILY MEMBER shall mean, with respect to the Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

          M. GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.

          N. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

          O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

          P. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

          Q. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

          R. NOTICE OF EXERCISE shall mean the notice of exercise in substantially the form attached hereto as Exhibit A-1.

          S. OPTION SHARES shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

                                 (Employee Form)

          T. OPTIONEE shall mean the person to whom the option is granted as specified in the Grant Notice.

          U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          V. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

          W. PLAN shall mean the Corporation's amended and restated 2000 Stock Incentive Plan.

          X. PLAN ADMINISTRATOR shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

          Y. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor. An Optionee shall be deemed to cease Service immediately upon the occurrence of either of the following events: (i) the Optionee no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary; or (ii) the entity for which the Optionee is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee may subsequently continue to perform services for that entity.

          Z. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                 (Employee Form)

                                (QUIKSILVER LOGO)

                         NOTICE OF GRANT OF STOCK OPTION

                             (SELECTED OFFICER FORM)

     Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Quiksilver, Inc. (the "Corporation"):

                Optionee: ___________                       Grant Date: ________
Number of Options Shares: ___________                   Exercise Price: ________
          Type of Option: [ ] Incentive Stock          Expiration Date: ________
                              Option
                          [ ] Non-Statutory
                              Stock Option

     Exercise and Vesting Schedule: Subject to the limitations contained in this Option and the Plan, this Option shall vest and become exercisable in installments as follows:

Number of Shares    Date of Earliest
  (Installment)    Exercise (Vesting)
----------------   ------------------


     In no event shall the Option become exercisable for any additional Option Shares after Optionee's cessation of Service.

     Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Quiksilver, Inc. amended and restated 2000 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee hereby acknowledges the receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

     Employment at Will. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

     Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

Date:
      --------------------

                                        QUIKSILVER, INC.


                                        By:
-------------------------------------       ------------------------------------
OPTIONEE                                Title:
                                               ---------------------------------
Address:

-------------------------------------   ATTACHMENTS

-------------------------------------   Exhibit A - Stock Option Agreement

-------------------------------------   Exhibit B - Plan Summary and Prospectus

                                    EXHIBIT A

                                QUIKSILVER, INC.
                             STOCK OPTION AGREEMENT

                                    RECITALS

          A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board (or the board of directors of any Parent or Subsidiary) and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee.

          C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

          NOW, THEREFORE, it is hereby agreed as follows:

          1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

          2. OPTION TERM. This option shall have a maximum term of _____ (___) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

          3. LIMITED TRANSFERABILITY.

               (a) If this option is designated a Non-Statutory Option in the Grant Notice, then this option may be assigned in whole or in part during Optionee's lifetime only to one or more Family Members or to a trust established for the exclusive benefit of Optionee and/or one or more such Family Members or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

               (b) Except as provided in Paragraph 3(a) above, this option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this

                             (Selected Officer Form)
option, and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding this option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this option may, pursuant to Paragraph 5, be exercised following Optionee's death.

          4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6. Notwithstanding the foregoing, should the Optionee elect to exercise this option during any period during which the Optionee is under investigation by the Corporation for Misconduct, then any Option Shares acquired by the Optionee as a result of such exercise and/or the net proceeds of any sale or sales of those acquired Option Shares (the gross sale proceeds less any Exercise Price payment or withholding taxes due the Corporation in broker commissions) during such period shall be held by the Corporation in escrow until such time as the investigation is satisfactorily completed.

          5. CESSATION OF SERVICE/TERMINATION OF OPTION. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

               (a) Should Optionee cease to remain in Service by reason of Optionee terminating his or her Service with the Corporation for other than Good Reason, as such term is defined in Optionee's employment agreement in effect on the date of grant of this option (the "Employment Agreement"), while holding this option, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

               (b) Should Optionee die while holding this option, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or the laws of inheritance shall have the right to exercise this option. However, if Optionee has designated one or more beneficiaries of this option, then those persons shall have the exclusive right to exercise this option following Optionee's death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (ii) the Expiration Date.

               (c) Should Optionee cease Service by reason of Permanent Disability while holding this option, then Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

               (d) Should Optionee cease Service by reason of termination by the Corporation without Cause (other than as a result of Optionee's death, Permanent Disability or Misconduct), as such term is defined in the Employment Agreement, or by Optionee for Good Reason, as such term is defined in the Employment Agreement, while holding this option, then

                             (Selected Officer Form)

Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

               (e) The applicable post-Service exercise period in effect for this option pursuant to the foregoing provisions of this Paragraph 5 shall automatically be extended by an additional period of time equal in duration to any interval within that otherwise applicable post-Service exercise period in which the exercise of this option or the immediate sale of the Option Shares acquired hereunder cannot be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of this option beyond the Expiration Date.

               (f) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares for which the option is exercisable at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any exercisable Option Shares for which the option has not been exercised. However, this option shall, immediately upon Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any Option Shares for which this option is not otherwise at that time exercisable.

               (g) Should Optionee's Service be terminated for Misconduct or Cause, as such term is defined in the Employment Agreement, or should Optionee otherwise engage in any Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.

          6. SPECIAL ACCELERATION OF OPTION.

               (a) This option, to the extent outstanding at the time of a Corporate Transaction but not otherwise fully exercisable, shall NOT vest or become exercisable on an accelerated basis if and to the extent: (i) this option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Corporate Transaction or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any Option Shares for which this option is not otherwise at that time exercisable (the excess of the Fair Market Value of those Option Shares over the aggregate Exercise Price payable for such shares) and provides for subsequent payout in accordance with the same option exercise/vesting schedule for those Option Shares set forth in the Grant Notice. However, if none of the foregoing conditions apply to this option at the time of the Corporate Transaction, then this option shall automatically accelerate so that such option shall, immediately prior to the effective date of that Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to this option and may be exercised for any or all of those shares as fully vested shares of Common Stock.

               (b) Immediately following the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction or otherwise continued in full force and effect pursuant to the terms of the Corporate Transaction.

                             (Selected Officer Form)

               (c) If this option is assumed in connection with a Corporate Transaction or otherwise continued in effect, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

               (d) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

               (e) This option, to the extent outstanding at the time Optionee ceases Service with the Corporation by reason of Optionee's death, Permanent Disability, termination by the Corporation without Cause (as defined in the Employment Agreement) or termination by Optionee for Good Reason (as defined in the Employment Agreement) but not otherwise fully exercisable, shall automatically accelerate so that this option shall immediately prior to such termination of Service, become exercisable for all of the Option Shares at the time subject to this option and may be exercised for any or all of those Option Shares as fully vested shares of Common Stock.

          7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

          8. STOCKHOLDER RIGHTS. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

                             (Selected Officer Form)

          9. MANNER OF EXERCISING OPTION.

               (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                    (i) Execute and deliver to the Corporation a Notice of Exercise for the Option Shares for which the option is exercised.

                    (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                         (A) cash or check made payable to the Corporation;

                         (B) shares of Common Stock held by Optionee (or any
other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                         (C) through a special sale and remittance procedure
pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions to (i) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (ii) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

               Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Corporation in connection with the option exercise.

                    (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                    (iv) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

               (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

               (c) In no event may this option be exercised for any fractional shares.

                             (Selected Officer Form)

          10. COMPLIANCE WITH LAWS AND REGULATIONS.

               (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or over-the-counter market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

               (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

          11. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns, the legal representatives, heirs and legatees of Optionee's estate and any beneficiaries of this option designated by Optionee.

          12. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

          13. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

          14. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

          15. EXCESS SHARES. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

          16. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE OPTION. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

               (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (A) more than three (3) months after the date Optionee ceases to be an Employee for any reason

                             (Selected Officer Form)
other than death or Permanent Disability or (B) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

               (b) No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

               (c) Should the exercisability of this option be accelerated upon a Corporate Transaction, then this option shall qualify for favorable tax treatment as an Incentive Option only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option first becomes exercisable in the calendar year in which the Corporate Transaction occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in the calendar year of such Corporate Transaction, the option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

               (d) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then, for purposes of the foregoing limitations on the exercisability of such options as Incentive Options, this option and each of those other options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

                             (Selected Officer Form)

                                   EXHIBIT A-1

                               NOTICE OF EXERCISE

          I hereby notify Quiksilver, Inc. (the "Corporation") that I elect to purchase ______________ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $__________ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's amended and restated 2000 Stock Incentive Plan on _______________,
_____

          Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.

                           ,
---------------------------  ----
Date


                                        ----------------------------------------
                                        Optionee

                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

Print name in exact manner it is to
appear on the stock certificate:        ----------------------------------------

Address to which certificate is to be   ----------------------------------------
sent, if different from address
above:                                  ----------------------------------------

                                        ----------------------------------------

Social Security Number:                 ----------------------------------------

                             (Selected Officer Form)

                                    APPENDIX

          The following definitions shall be in effect under the Agreement:

          A. AGREEMENT shall mean this Stock Option Agreement.

          B. BOARD shall mean the Corporation's Board of Directors.

          C. CODE shall mean the Internal Revenue Code of 1986, as amended.

          D. COMMON STOCK shall mean shares of the Corporation's common stock.

          E. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          F. CORPORATION shall mean Quiksilver, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Quiksilver, Inc. which shall by appropriate action adopt the Plan.

          G. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          H. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

          I. EXERCISE PRICE shall mean the exercise price per Option Share as specified in the Grant Notice.

          J. EXPIRATION DATE shall mean the date on which the option expires as specified in the Grant Notice.

          K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time listed on any established stock exchange or over-the-counter market, then the Fair Market Value shall be the closing selling price per share of

                             (Selected Officer Form)

          Common Stock (or closing bid, if no sales were reported) as quoted on such exchange or market, determined by the Plan Administrator to be the primary market for the Common Stock, at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question as reported in the Wall Street Journal or such other source as the Plan Administrator deems reliable. If there is no closing selling price (or closing bid, if no sales were reported) for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time not listed on any established stock exchange or over-the-counter market, the Fair Market Value shall be determined by the Board in good faith.

          L. FAMILY MEMBER shall mean, with respect to the Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

          M. GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.

          N. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

          O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

          P. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

          Q. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

          R. NOTICE OF EXERCISE shall mean the notice of exercise in substantially the form attached hereto as Exhibit A-1.

          S. OPTION SHARES shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

                             (Selected Officer Form)

          T. OPTIONEE shall mean the person to whom the option is granted as specified in the Grant Notice.

          U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          V. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

          W. PLAN shall mean the Corporation's amended and restated 2000 Stock Incentive Plan.

          X. PLAN ADMINISTRATOR shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

          Y. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor. An Optionee shall be deemed to cease Service immediately upon the occurrence of either of the following events: (i) the Optionee no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary; or (ii) the entity for which the Optionee is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee may subsequently continue to perform services for that entity.

          Z. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                             (Selected Officer Form)

                               (QUIKSILVER LOGO)

                               NOTICE OF GRANT OF
                  NON-EMPLOYEE DIRECTOR AUTOMATIC STOCK OPTION

                     (ANNUAL MEETING AND INITIAL GRANT FORM)

     Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Quiksilver, Inc. (the "Corporation"):

                Optionee: ___________                       Grant Date: ________
Number of Options Shares: 5,000                         Exercise Price: ________
          Type of Option: [ ] Incentive Stock          Expiration Date: ________
                              Option
                          [X] Non-Statutory
                              Stock Option

     Exercise and Vesting Schedule: The option shall be fully vested and exercisable immediately upon grant.

     Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Director Automatic Grant Program under the Quiksilver, Inc. amended and restated 2000 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A. Optionee hereby acknowledges the receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

     Impairment of Rights. Nothing in this Notice or in the attached Automatic Stock Option Agreement or in the Plan shall interfere with or otherwise restrict in any way the rights of the Corporation and the Corporation's stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

     Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

Date:
      --------------------

                                        QUIKSILVER, INC.


                                        By:
-------------------------------------       ------------------------------------
OPTIONEE                                Title:
                                               ---------------------------------

Address:

-------------------------------------   ATTACHMENTS

-------------------------------------   Exhibit A - Automatic Stock Option
                                        Agreement
-------------------------------------   Exhibit B - Plan Summary and Prospectus

                                    EXHIBIT A

                        AUTOMATIC STOCK OPTION AGREEMENT

                                    RECITALS

          A. The Corporation has implemented an automatic grant program under the Plan pursuant to which eligible non-employee members of the Board will automatically receive option grants at periodic intervals over their period of Board service to provide such individuals with a meaningful incentive to continue to serve as members of the Board.

          B. Optionee is an eligible non-employee Board member, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant of an option to purchase shares of Common Stock under the Plan.

          C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

          NOW, THEREFORE, it is hereby agreed as follows:

          1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, a Non-Statutory Option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

          2. OPTION TERM. This option shall have a maximum term of seven (7) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

          3. LIMITED TRANSFERABILITY.

               (a) This option may be assigned in whole or in part during Optionee's lifetime only to one or more Family Members or to a trust established for the exclusive benefit of Optionee and/or one or more such Family Members or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

               (b) Except as provided in Paragraph 3(a) above, this option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this option, and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding this option. Such

                          (Non-Employee Director Form)
beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this option may, pursuant to Paragraph 5, be exercised following Optionee's death.

          4. DATES OF EXERCISE. This option shall be fully vested and immediately exercisable for the Option Shares and shall remain so until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

          5. CESSATION OF BOARD SERVICE/TERMINATION OF OPTION. Should Optionee's Service as a Board member cease while this option is outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

               (a) Should Optionee cease to serve as a Board member for any reason while this option is outstanding, then the period during which this option may be exercised shall be reduced to a twelve (12)-month period measured from the date of such cessation of Board Service, but in no event shall this option be exercisable at any time after the Expiration Date. During such limited period of exercisability, Optionee (or the person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) may exercise this option with respect to any Option Shares for which the option has not been exercised. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any exercisable Option Shares for which the option has not been exercised.

               (b) The applicable post-Service exercise period in effect for this option pursuant to the foregoing provisions of this Paragraph 5 shall automatically be extended by an additional period of time equal in duration to any interval within that otherwise applicable post-Service exercise period in which the exercise of this option or the immediate sale of the Option Shares acquired hereunder cannot be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of this option beyond the Expiration Date.

          6. Corporate Transaction/Hostile Take-Over.

               (a) Immediately following a Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction or otherwise continued in full force and effect pursuant to the terms of the Corporate Transaction.

               (b) If this option is assumed in connection with a Corporate Transaction or otherwise continued in effect, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate

                          (Non-Employee Director Form)

Transaction, the successor corporation may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

               (c) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

               (d) Upon the occurrence of a Hostile Take-Over while Optionee remains a Board member, the Optionee shall have a thirty (30)-day period immediately following the consummation of the Hostile Take-Over in which to surrender to the Corporation this option in exchange for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to this option less (ii) the aggregate Exercise Price payable for such shares. This Paragraph 6(d) limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by Optionee, except to the extent the option is transferred in accordance with the provisions of this Agreement.

               (e) To exercise the Paragraph 6(d) limited stock appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Corporation with written notice of the option surrender in which there is specified the number of Option Shares as to which the option is being surrendered. Such notice must be accompanied by the return of Optionee's copy of this Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) business days following such delivery date. The exercise of such limited stock appreciation right in accordance with the terms of this Paragraph 6 has been pre-approved pursuant to the express provisions of the Director Automatic Grant Program, and neither the approval of the Plan Administrator nor the consent of the Board shall be required at the time of the actual option surrender and cash distribution. Upon receipt of the cash distribution, this option shall be canceled with respect to the shares subject to the surrendered option (or the surrendered portion) and Optionee shall cease to have any further right to acquire those Option Shares under this Agreement. This option shall, however, remain outstanding for the balance of the Option Shares (if any) in accordance with the terms and provisions of this Agreement, and the Corporation shall accordingly issue a replacement stock option agreement (substantially in the same form as this Agreement) for those remaining Option Shares.

          7. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

                          (Non-Employee Director Form)

          8. STOCKHOLDER RIGHTS. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

          9. MANNER OF EXERCISING OPTION.

               (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                    (i) Execute and deliver to the Corporation a Notice of Exercise for the Option Shares for which the option is exercised.

                    (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                         (A) cash or check made payable to the Corporation;

                         (B) shares of Common Stock held by Optionee (or any
other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                         (C) through a special sale and remittance procedure
pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions to (i) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (ii) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

               Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Corporation in connection with the option exercise.

                    (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                    (iv) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

                          (Non-Employee Director Form)

               (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

               (c) In no event may this option be exercised for any fractional shares.

          10. COMPLIANCE WITH LAWS AND REGULATIONS.

               (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or over-the-counter market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

               (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

          11. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns, the legal representatives, heirs and legatees of Optionee's estate and any beneficiaries of this option designated by Optionee.

          12. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

          13. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

          14. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                          (Non-Employee Director Form)

          15. EXCESS SHARES. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

                          (Non-Employee Director Form)

                                   EXHIBIT A-1

                               NOTICE OF EXERCISE

          I hereby notify Quiksilver, Inc. (the "Corporation") that I elect to purchase ______________ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $__________ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's amended and restated 2000 Stock Incentive Plan on _______________,
_____.

          Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.

                           ,
---------------------------  ----
Date

                                        ----------------------------------------
                                        Optionee

                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

Print name in exact manner it is to
appear on the stock certificate:        ----------------------------------------

Address to which certificate is to be
sent, if different from address above:  ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

Social Security Number:                 ----------------------------------------

                               (Non-Employee Director Form)

                                    APPENDIX

          The following definitions shall be in effect under the Agreement:

          A. AGREEMENT shall mean this Stock Option Agreement.

          B. BOARD shall mean the Corporation's Board of Directors.

          C. CODE shall mean the Internal Revenue Code of 1986, as amended.

          D. COMMON STOCK shall mean shares of the Corporation's common stock.

          E. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          F. CORPORATION shall mean Quiksilver, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Quiksilver, Inc. which shall by appropriate action adopt the Plan.

          G. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

          H. EXERCISE PRICE shall mean the exercise price per Option Share as specified in the Grant Notice.

          I. EXPIRATION DATE shall mean the date on which the option expires as specified in the Grant Notice.

          J. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time listed on any established stock exchange or over-the-counter market, then the Fair Market Value shall be the closing selling price per share of Common Stock (or closing bid, if no sales were reported) as quoted on such exchange or market, determined by the Plan Administrator to be the primary market for the Common Stock, at the close of regular hours trading (i.e., before after-hours trading

                          (Non-Employee Director Form)
          begins) on the date in question as reported in the Wall Street Journal or such other source as the Plan Administrator deems reliable. If there is no closing selling price (or closing bid, if no sales were reported) for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time not listed on any established stock exchange or over-the-counter market, the Fair Market Value shall be determined by the Board in good faith.

          K. FAMILY MEMBER shall mean, with respect to the Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

          L. GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.

          M. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

          N. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

          O. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

          P. NOTICE OF EXERCISE shall mean the notice of exercise in substantially the form attached hereto as Exhibit A-1.

          Q. OPTION SHARES shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

          R. OPTIONEE shall mean the person to whom the option is granted as specified in the Grant Notice.

          S. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock

                          (Non-Employee Director Form)
possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          T. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

          U. PLAN shall mean the Corporation's amended and restated 2000 Stock Incentive Plan.

          V. PLAN ADMINISTRATOR shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

          W. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor. An Optionee shall be deemed to cease Service immediately upon the occurrence of either of the following events: (i) the Optionee no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary; or (ii) the entity for which the Optionee is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee may subsequently continue to perform services for that entity.

          X. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          Y. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over through the acquisition of Common Stock.

          Z. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

                          (Non-Employee Director Form)

                                    EXHIBIT B

                           PLAN SUMMARY AND PROSPECTUS

                             (Non-Employee Director)

                                (QUIKSILVER LOGO)

                     NOTICE OF GRANT OF ATHLETE STOCK OPTION

                                 (ATHLETE FORM)

     Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Quiksilver, Inc. (the "Corporation"):

                Optionee: ___________                       Grant Date: ________
Number of Options Shares: ___________                   Exercise Price: ________
          Type of Option: [ ] Incentive Stock          Expiration Date: ________
                              Option
                          [X] Non-Statutory
                              Stock Option

     Exercise and Vesting Schedule: Subject to the limitations contained in this Option and the Plan, this Option shall vest and become exercisable in installments as follows:

Number of Shares   Date of Earliest Exercise
  (Installment)            (Vesting)
----------------   -------------------------


     Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Quiksilver, Inc. amended and restated 2000 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee hereby acknowledges the receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

     Services at Will. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

     Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

Date:
      --------------------

                                        QUIKSILVER, INC.


                                        By:
-------------------------------------       ------------------------------------
OPTIONEE                                Title:
                                               ---------------------------------
Address:

-------------------------------------   ATTACHMENTS

-------------------------------------   Exhibit A - Stock Option Agreement

-------------------------------------   Exhibit B - Plan Summary and Prospectus

                                    EXHIBIT A

                                QUIKSILVER, INC.
                             STOCK OPTION AGREEMENT

                                    RECITALS

          A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board (or the board of directors of any Parent or Subsidiary) and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee.

          C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

          NOW, THEREFORE, it is hereby agreed as follows:

          1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, a Non-Statutory Option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

          2. OPTION TERM. This option shall have a maximum term of _____ (___) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

          3. LIMITED TRANSFERABILITY.

               (a) This option may be assigned in whole or in part during Optionee's lifetime only to one or more Family Members or to a trust established for the exclusive benefit of Optionee and/or one or more such Family Members or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

               (b) Except as provided in Paragraph 3(a) above, this option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this option, and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding this option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and

                                 (Athlete Form)
conditions of this Agreement, including (without limitation) the limited time period during which this option may, pursuant to Paragraph 5, be exercised following Optionee's death.

          4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6. Notwithstanding the foregoing, should the Optionee elect to exercise this option during any period during which the Optionee is under investigation by the Corporation for Misconduct, then any Option Shares acquired by the Optionee as a result of such exercise and/or the net proceeds of any sale or sales of those acquired Option Shares (the gross sale proceeds less any Exercise Price payment or withholding taxes due the Corporation in broker commissions) during such period shall be held by the Corporation in escrow until such time as the investigation is satisfactorily completed.

          5. CESSATION OF SERVICE/TERMINATION OF OPTION. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

               (a) Should Optionee cease to remain in Service for any reason (other than death, Permanent Disability or Misconduct) while holding this option, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

               (b) Should Optionee die while holding this option, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or the laws of inheritance shall have the right to exercise this option. However, if Optionee has designated one or more beneficiaries of this option, then those persons shall have the exclusive right to exercise this option following Optionee's death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (ii) the Expiration Date.

               (c) Should Optionee cease Service by reason of Permanent Disability while holding this option, then Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

               (d) The applicable post-Service exercise period in effect for this option pursuant to the foregoing provisions of this Paragraph 5 shall automatically be extended by an additional period of time equal in duration to any interval within that otherwise applicable post-Service exercise period in which the exercise of this option or the immediate sale of the Option Shares acquired hereunder cannot be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of this option beyond the Expiration Date.

               (e) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares for which the

                                 (Athlete Form)
option is exercisable at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any exercisable Option Shares for which the option has not been exercised. However, this option shall, immediately upon Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any Option Shares for which this option is not otherwise at that time exercisable.

               (f) Should Optionee's Service be terminated for Misconduct or should Optionee otherwise engage in any Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.

          6. SPECIAL ACCELERATION OF OPTION.

               (a) This option, to the extent outstanding at the time of a Corporate Transaction but not otherwise fully exercisable, shall NOT vest or become exercisable if and to the extent: (i) this option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Corporate Transaction or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any Option Shares for which this option is not otherwise at that time exercisable (the excess of the Fair Market Value of those Option Shares over the aggregate Exercise Price payable for such shares) and provides for subsequent payout in accordance with the same option exercise/vesting schedule for those Option Shares set forth in the Grant Notice. However, if none of the foregoing conditions apply to this option at the time of the Corporate Transaction, then this option shall automatically accelerate so that such option shall, immediately prior to the effective date of that Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to this option and may be exercised for any or all of those shares as fully vested shares of Common Stock.

               (b) Immediately following the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction or otherwise continued in full force and effect pursuant to the terms of the Corporate Transaction.

               (c) If this option is assumed in connection with a Corporate Transaction or otherwise continued in effect, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

               (d) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                 (Athlete Form)

          7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

          8. STOCKHOLDER RIGHTS. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

          9. MANNER OF EXERCISING OPTION.

               (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                    (i) Execute and deliver to the Corporation a Notice of Exercise for the Option Shares for which the option is exercised.

                    (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                         (A) cash or check made payable to the Corporation;

                         (B) shares of Common Stock held by Optionee (or any
other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                         (C) through a special sale and remittance procedure
pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions to (i) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (ii) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

               Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Corporation in connection with the option exercise.

                                 (Athlete Form)

                    (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                    (iv) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

               (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

               (c) In no event may this option be exercised for any fractional shares.

          10. COMPLIANCE WITH LAWS AND REGULATIONS.

               (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or over-the-counter market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

               (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

          11. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns, the legal representatives, heirs and legatees of Optionee's estate and any beneficiaries of this option designated by Optionee.

          12. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

          13. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

                                 (Athlete Form)

          14. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

          15. EXCESS SHARES. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

                                 (Athlete Form)

                                   EXHIBIT A-1

                               NOTICE OF EXERCISE

          I hereby notify Quiksilver, Inc. (the "Corporation") that I elect to purchase ______________ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $__________ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's amended and restated 2000 Stock Incentive Plan on _______________,
_____

          Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.

                           ,
---------------------------  ----
Date


                                        ----------------------------------------
                                        Optionee

                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

Print name in exact manner it is to
appear on the stock certificate:        ----------------------------------------


Address to which certificate is to be   ----------------------------------------
sent, if different from address
above:                                  ----------------------------------------

                                        ----------------------------------------

Social Security Number:                 ----------------------------------------

                                 (Athlete Form)

                                    APPENDIX

          The following definitions shall be in effect under the Agreement:

          A. AGREEMENT shall mean this Stock Option Agreement.

          B. BOARD shall mean the Corporation's Board of Directors.

          C. CODE shall mean the Internal Revenue Code of 1986, as amended.

          D. COMMON STOCK shall mean shares of the Corporation's common stock.

          E. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          F. CORPORATION shall mean Quiksilver, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Quiksilver, Inc. which shall by appropriate action adopt the Plan.

          G. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          H. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

          I. EXERCISE PRICE shall mean the exercise price per Option Share as specified in the Grant Notice.

          J. EXPIRATION DATE shall mean the date on which the option expires as specified in the Grant Notice.

          K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time listed on any established stock exchange or over-the-counter market, then the Fair Market Value shall be the closing selling price per share of Common Stock (or closing bid, if no sales were reported) as quoted on such exchange or market, determined by the Plan

                                 (Athlete Form)

          Administrator to be the primary market for the Common Stock, at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question as reported in the Wall Street Journal or such other source as the Plan Administrator deems reliable. If there is no closing selling price (or closing bid, if no sales were reported) for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time not listed on any established stock exchange or over-the-counter market, the Fair Market Value shall be determined by the Board in good faith.

          L. FAMILY MEMBER shall mean, with respect to the Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

          M. GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.

          N. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

          O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

          P. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

          Q. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

          R. NOTICE OF EXERCISE shall mean the notice of exercise in substantially the form attached hereto as Exhibit A-1.

          S. OPTION SHARES shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

          T. OPTIONEE shall mean the person to whom the option is granted as specified in the Grant Notice.

                                 (Athlete Form)

          U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          V. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

          W. PLAN shall mean the Corporation's amended and restated 2000 Stock Incentive Plan.

          X. PLAN ADMINISTRATOR shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

          Y. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor. An Optionee shall be deemed to cease Service immediately upon the occurrence of either of the following events: (i) the Optionee no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary; or (ii) the entity for which the Optionee is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee may subsequently continue to perform services for that entity.

          Z. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                 (Athlete Form)

                                QUIKSILVER, INC.

                           RESTRICTED STOCK AGREEMENT

          (NON-EMPLOYEE DIRECTOR AUTOMATIC GRANT - ANNUAL MEETING FORM)

DIRECTOR: _____________________

GRANT DATE: ___________________

NUMBER OF SHARES OF
RESTRICTED STOCK GRANTED: 5,000

          THIS RESTRICTED STOCK AGREEMENT (this "Agreement") dated as of [_______________], 200___ (the "Grant Date") is entered into by and between Quiksilver, Inc., a Delaware corporation (the "Corporation"), and the Director specified above, pursuant to the Director Automatic Grant Program under the Quiksilver, Inc. amended and restated 2000 Stock Incentive Plan (the "Plan"). Capitalized terms used herein and not otherwise defined in the attached Appendix or elsewhere herein shall have the meaning assigned to such terms in the Plan.

          NOW, THEREFORE, in consideration of services rendered and to be rendered by the Director, and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

     1. GRANT. Subject to the terms of this Agreement, the Corporation hereby grants to the Director an aggregate of 5,000 restricted shares of Common Stock of the Corporation (the "Restricted Stock").

     2. VESTING.

          (a) Time Vesting. Subject to Section 7 below, the Restricted Stock shall vest, and restrictions shall lapse, as follows:

               (i) 1,666 shares of Restricted Stock shall vest on the earlier of
(x) the first anniversary of the Grant Date or (y) the day immediately preceding the date of the first annual meeting of stockholders of the Corporation following the Grant Date;

               (ii) 1,666 shares of Restricted Stock shall vest on the earlier of (x) the second anniversary of the Grant Date or (y) the day immediately preceding the date of the second annual meeting of stockholders of the Corporation following the Grant Date;

               (iii) 1,667 shares of Restricted Stock shall vest on the earlier of (x) the third anniversary of the Grant Date or (y) the day immediately preceding the date of the third annual meeting of stockholders of the Corporation following the Grant Date.

                  (Non-Employee Director - Annual Meeting Form)

          (b) Acceleration of Vesting Upon Corporate Transaction/Change in Control. All of the Restricted Stock shall accelerate and vest and all restrictions shall lapse, immediately prior to the effective date of a Corporate Transaction or Change in Control.

          (c) Acceleration of Vesting Upon Death or Permanent Disability. In the event of the death or Permanent Disability of Director, all of the Restricted Stock shall accelerate and vest and all restrictions shall lapse immediately prior to such death or Permanent Disability.

     3. CONTINUANCE OF SERVICE. Vesting of the Restricted Stock requires continued Service of the Director as a member of the Corporation's Board of Directors from the Grant Date through each applicable vesting date as a condition to the vesting of the applicable installment of the Restricted Stock and the rights and benefits under this Agreement. Nothing contained in this Agreement or the Plan constitutes a service commitment by the Corporation, confers upon the Director any right to remain in service to the Corporation, interferes in any way with the right of the Corporation at any time to terminate such services, or affects the right of the Corporation to increase or decrease the Director's other compensation or benefits. Nothing in this section, however, is intended to adversely affect any independent contractual right of the Director without his or her consent thereto.

     4. DIVIDEND AND VOTING RIGHTS. After the Grant Date, the Director shall be entitled to voting rights and any regular cash dividends with respect to the shares of Restricted Stock even though such shares are not vested, provided that such rights shall terminate immediately as to any shares of Restricted Stock that are forfeited pursuant to Section 7 below.

     5. RESTRICTIONS ON TRANSFER. Prior to the time that they have become vested, neither shares of the Restricted Stock, nor any interest therein, amount payable in respect thereof, or Restricted Property (as defined in Section 8 hereof) may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered (collectively, a "Transfer"), either voluntarily or involuntarily. The Transfer restrictions in the preceding sentence shall not apply to (i) transfers to the Corporation, or (ii) transfers by will or the laws of descent and distribution. After any shares of Restricted Stock have vested, the Director shall be permitted to Transfer such shares of Restricted Stock, subject to applicable securities law requirements, the Corporation's insider trading policies, and other applicable laws and regulations.

     6. STOCK CERTIFICATES.

          (a) Book Entry Form. The Corporation shall issue the shares of Restricted Stock either: (i) in certificate form as provided in Section 6(b) below; or (ii) in book entry form, registered in the name of the Director with notations regarding the applicable restrictions on transfer imposed under this Agreement.

          (b) Certificates to be Held by Corporation; Legend. Any certificates representing shares of Restricted Stock that may be delivered to the Director by the Corporation prior to vesting shall be redelivered to the Corporation to be held by the Corporation until the restrictions on such shares shall have lapsed and the shares shall thereby have become vested or the shares represented thereby have been forfeited hereunder. Such certificates shall bear the following legend:

                  (Non-Employee Director - Annual Meeting Form)

          "The ownership of this certificate and the shares of stock evidenced hereby and any interest therein are subject to substantial restrictions on transfer under an Agreement entered into between the registered owner and Quiksilver, Inc. A copy of such Agreement is on file in the office of the Secretary of Quiksilver, Inc."

          (c) Delivery of Certificates Upon Vesting. Promptly after shares of Restricted Stock have vested, and all other conditions and restrictions applicable to such Restricted Stock have been satisfied or lapse (including satisfaction of any applicable Withholding Taxes), the Corporation shall, as applicable, either remove the notations on any shares of Restricted Stock issued in book entry form which have vested or deliver to the Director a certificate or certificates evidencing the number of shares of Restricted Stock which have vested (or, in either case, such lesser number of shares as may be permitted pursuant to Section 9). The Director (or the beneficiary or personal representative of the Director in the event of the Director's death or Permanent Disability, as the case may be) shall deliver to the Corporation any representations or other documents or assurances as the Corporation may deem desirable to assure compliance with all applicable legal and accounting requirements. The shares so delivered shall no longer be Restricted Stock hereunder.

          (d) Stock Power; Power of Attorney. Concurrently with the execution and delivery of this Agreement, the Director shall deliver to the Corporation an executed stock power in the form attached hereto as Exhibit A, in blank, with respect to such shares. The Director, by acceptance of the Restricted Stock, shall be deemed to appoint, and does so appoint by execution of this Agreement, the Corporation and each of its authorized representatives as the Director's attorney(s)-in-fact to effect any transfer of unvested forfeited shares of Restricted Stock (or shares otherwise reacquired by the Corporation hereunder) to the Corporation as may be required pursuant to the Plan or this Agreement and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

     7. EFFECT OF TERMINATION OF SERVICE. Subject to earlier vesting as provided in Section 2 hereof, if the Director ceases to provide Service to the Corporation as a member of the Corporation's Board of Directors, the Director's shares of Restricted Stock (and related Restricted Property as defined in Section 8 hereof) shall be forfeited to the Corporation to the extent such shares have not become vested pursuant to Section 2 upon the date the Director's Service as a member of the Board of Directors terminates (the "Severance Date"), regardless of the reason for such termination (whether with or without cause, voluntarily or involuntarily). Upon the occurrence of any forfeiture of shares of Restricted Stock hereunder, such unvested, forfeited shares and related Restricted Property shall be automatically transferred to the Corporation, without any other action by the Director. No additional consideration shall be paid by the Corporation with respect to such transfer. The Corporation may exercise its powers under Section 6(d) hereof and take any other action necessary or advisable to evidence such transfer. The Director shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such unvested, forfeited shares and related Restricted Property to the Corporation.

                  (Non-Employee Director - Annual Meeting Form)

     8. ADJUSTMENTS UPON SPECIFIED EVENTS. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class, appropriate adjustment shall be made to the number and/or class of securities in effect under this Agreement. Such adjustments to the outstanding Restricted Stock are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under this Agreement. The adjustments determined by the Corporation shall be final, binding and conclusive. If any adjustment shall be made pursuant to the foregoing or any dividend other than a regular cash dividend is declared and the shares of Restricted Stock are not fully vested upon such event or prior thereto, the restrictions applicable to such shares of Restricted Stock shall continue in effect with respect to any consideration or other securities (the "Restricted Property" and, for the purposes of this Agreement, "Restricted Stock" shall include "Restricted Property," unless the context otherwise requires) received in respect of such Restricted Stock. Such Restricted Property shall vest at such times and in such proportion as the shares of Restricted Stock to which the Restricted Property is attributable vest, or would have vested pursuant to the terms hereof if such shares of Restricted Stock had remained outstanding.

     9. TAXES.

          (a) Tax Withholding. The Corporation shall be entitled to require a cash payment by or on behalf of the Director and/or to deduct from other compensation payable to the Director any sums required with respect to Withholding Taxes. Alternatively, the Director or other person in whom the Restricted Stock vests may irrevocably elect, in such manner and at such time or times prior to any applicable tax date as may be permitted or required under rules established by the Corporation, to have the Corporation withhold and reacquire shares of Restricted Stock at their Fair Market Value at the time of vesting to satisfy all or part of the minimum Withholding Taxes of the Corporation with respect to such vesting. Any election to have shares so held back and reacquired shall be subject to such rules and procedures, which may include prior approval of the Corporation, as the Corporation may impose, and shall not be available if the Director makes or has made an election pursuant to
Section 83(b) of the Code with respect to such Restricted Stock.

          (b) Tax Consequences to Director. Director acknowledges that the issuance and the vesting of the Restricted Stock may have significant and adverse tax consequences for Director and that Director has been advised by the Corporation to review the Questions and Answers on Federal Income Tax Consequences portion of the Corporation's Stock Plan Summary and Prospectus and to consult Director's personal tax advisor regarding the consequences of the issuance and vesting of the Restricted Stock to Director.

     10. NOTICES. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Director at the Director's last address reflected on the Corporation's records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch office regularly maintained by the United States Government. Any such notice shall be given only when received, but shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 10.

                  (Non-Employee Director - Annual Meeting Form)

     11. PLAN. The Restricted Stock and all rights of the Director under this Agreement are subject to the terms and conditions of the provisions of the Plan, incorporated herein by reference. The Director agrees to be bound by the terms of the Plan and this Agreement. The Director acknowledges having read and understanding the Plan, the Plan Summary and Prospectus for the Plan, and this Agreement.

     12. ENTIRE AGREEMENT. This Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Agreement may be amended pursuant to Section 6.3 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Director hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     13. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     14. SECTION HEADINGS. The section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

     15. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

                            [Signature page follows]

                  (Non-Employee Director - Annual Meeting Form)

          IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Director has hereunto set his or her hand as of the date and year first above written.

                                        QUIKSILVER, INC., A DELAWARE CORPORATION


                                        By:
                                            ------------------------------------
                                        Print Name:
                                                    ----------------------------
                                        Its:
                                             -----------------------------------


                                        DIRECTOR


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name

                  (Non-Employee Director - Annual Meeting Form)

                                    APPENDIX

          The following definitions shall be in effect under the Agreement:

          A. "BOARD" shall mean the Corporation's Board of Directors.

          B. "CHANGE IN CONTROL" shall mean a change in ownership or control of the Corporation effected through either of the following transactions.

               (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

               (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

          C. "COMMON STOCK" shall mean the Corporation's common stock.

          D. "CORPORATE TRANSACTION" shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          E. "FAIR MARKET VALUE" per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time listed on any established stock exchange or over-the-counter market, then the Fair Market Value shall be the closing selling price per share of Common Stock (or closing bid, if no sales were reported) as quoted on such exchange or market, determined by the Plan Administrator to be the primary market for the Common Stock, at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question as reported in the Wall Street Journal or such other source as the Plan Administrator deems reliable. If there is no closing selling price (or closing bid, if no sales were reported) for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

                  (Non-Employee Director - Annual Meeting Form)

               (ii) If the Common Stock is at the time not listed on any established stock exchange or over-the-counter market, the Fair Market Value shall be determined by the Board in good faith.

          F. "PERMANENT DISABILITY" or "PERMANENTLY DISABLED" shall mean the inability of the Director to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          G. "SERVICE" shall mean the performance of services for the Corporation by a person in the capacity of a member of the Corporation's Board of Directors.

          H. "WITHHOLDING TAXES" shall mean the federal, state and local income and employment withholding taxes to which the Director may become subject in connection with the issuance or vesting of shares of Restricted Stock or upon the disposition of shares acquired pursuant to this Agreement.

                  (Non-Employee Director - Annual Meeting Form)

                                CONSENT OF SPOUSE

          In consideration of the execution of the foregoing Restricted Stock Agreement by Quiksilver, Inc., I, ___________________________, the spouse of the Director therein named, do hereby join with my spouse in executing the foregoing Restricted Stock Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Dated: ________________, 200___


                                        ----------------------------------------
                                        Signature of Spouse

                                        ----------------------------------------
                                        Print Name

                  (Non-Employee Director - Annual Meeting Form)

                                   STOCK POWER

          FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Agreement between Quiksilver, Inc., a Delaware corporation (the "Corporation"), and the individual named below (the "Individual") dated as of ______________, 200___, the Individual, hereby sells, assigns and transfers to the Corporation, an aggregate __________ shares of Common Stock of the Corporation, standing in the Individual's name on the books of the Corporation and represented by stock certificate number(s) __________ to which this instrument is attached, and hereby irrevocably constitutes and appoints ________________________ as his or her attorney in fact and agent to transfer such shares on the books of the Corporation, with full power of substitution in the premises.

Dated               ,
      --------------  ----


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name

     (Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Corporation to exercise its sale/purchase option set forth in the Restricted Stock Agreement without requiring additional signatures on the part of the Individual.)

                  (Non-Employee Director - Annual Meeting Form)

                                QUIKSILVER, INC.

                           RESTRICTED STOCK AGREEMENT

          (NON-EMPLOYEE DIRECTOR AUTOMATIC GRANT - INITIAL GRANT FORM)

DIRECTOR: _____________________

GRANT DATE: ___________________

NUMBER OF SHARES OF
RESTRICTED STOCK GRANTED: 5,000

          THIS RESTRICTED STOCK AGREEMENT (this "Agreement") dated as of [_______________], 200___ (the "Grant Date") is entered into by and between Quiksilver, Inc., a Delaware corporation (the "Corporation"), and the Director specified above, pursuant to the Director Automatic Grant Program under the Quiksilver, Inc. amended and restated 2000 Stock Incentive Plan (the "Plan"). Capitalized terms used herein and not otherwise defined in the attached Appendix or elsewhere herein shall have the meaning assigned to such terms in the Plan.

          NOW, THEREFORE, in consideration of services rendered and to be rendered by the Director, and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

     16. GRANT. Subject to the terms of this Agreement, the Corporation hereby grants to the Director an aggregate of 5,000 restricted shares of Common Stock of the Corporation (the "Restricted Stock").

     17. VESTING.

          (a) Time Vesting. Subject to Section 7 below, the Restricted Stock shall vest, and restrictions shall lapse, as follows:

               (i) 1,666 shares of Restricted Stock shall vest on the first anniversary of the Grant Date;

               (ii) 1,666 shares of Restricted Stock shall vest on the second anniversary of the Grant Date;

               (iii) 1,667 shares of Restricted Stock shall vest on the third anniversary of the Grant Date.

          (b) Acceleration of Vesting Upon Corporate Transaction/Change in Control. All of the Restricted Stock shall accelerate and vest and all restrictions shall lapse, immediately prior to the effective date of a Corporate Transaction or Change in Control.

                  (Non-Employee Director - Initial Grant Form)

          (c) Acceleration of Vesting Upon Death or Permanent Disability. In the event of the death or Permanent Disability of Director, all of the Restricted Stock shall accelerate and vest and all restrictions shall lapse immediately prior to such death or Permanent Disability.

     18. CONTINUANCE OF SERVICE. Vesting of the Restricted Stock requires continued Service of the Director as a member of the Corporation's Board of Directors from the Grant Date through each applicable vesting date as a condition to the vesting of the applicable installment of the Restricted Stock and the rights and benefits under this Agreement. Nothing contained in this Agreement or the Plan constitutes a service commitment by the Corporation, confers upon the Director any right to remain in service to the Corporation, interferes in any way with the right of the Corporation at any time to terminate such services, or affects the right of the Corporation to increase or decrease the Director's other compensation or benefits. Nothing in this section, however, is intended to adversely affect any independent contractual right of the Director without his or her consent thereto.

     19. DIVIDEND AND VOTING RIGHTS. After the Grant Date, the Director shall be entitled to voting rights and any regular cash dividends with respect to the shares of Restricted Stock even though such shares are not vested, provided that such rights shall terminate immediately as to any shares of Restricted Stock that are forfeited pursuant to Section 7 below.

     20. RESTRICTIONS ON TRANSFER. Prior to the time that they have become vested, neither shares of the Restricted Stock, nor any interest therein, amount payable in respect thereof, or Restricted Property (as defined in Section 8 hereof) may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered (collectively, a "Transfer"), either voluntarily or involuntarily. The Transfer restrictions in the preceding sentence shall not apply to (i) transfers to the Corporation, or (ii) transfers by will or the laws of descent and distribution. After any shares of Restricted Stock have vested, the Director shall be permitted to Transfer such shares of Restricted Stock, subject to applicable securities law requirements, the Corporation's insider trading policies, and other applicable laws and regulations.

     21. STOCK CERTIFICATES.

          (a) Book Entry Form. The Corporation shall issue the shares of Restricted Stock either: (i) in certificate form as provided in Section 6(b) below; or (ii) in book entry form, registered in the name of the Director with notations regarding the applicable restrictions on transfer imposed under this Agreement.

          (b) Certificates to be Held by Corporation; Legend. Any certificates representing shares of Restricted Stock that may be delivered to the Director by the Corporation prior to vesting shall be redelivered to the Corporation to be held by the Corporation until the restrictions on such shares shall have lapsed and the shares shall thereby have become vested or the shares represented thereby have been forfeited hereunder. Such certificates shall bear the following legend:

                  (Non-Employee Director - Initial Grant Form)

          "The ownership of this certificate and the shares of stock evidenced hereby and any interest therein are subject to substantial restrictions on transfer under an Agreement entered into between the registered owner and Quiksilver, Inc. A copy of such Agreement is on file in the office of the Secretary of Quiksilver, Inc."

          (c) Delivery of Certificates Upon Vesting. Promptly after shares of Restricted Stock have vested, and all other conditions and restrictions applicable to such Restricted Stock have been satisfied or lapse (including satisfaction of any applicable Withholding Taxes), the Corporation shall, as applicable, either remove the notations on any shares of Restricted Stock issued in book entry form which have vested or deliver to the Director a certificate or certificates evidencing the number of shares of Restricted Stock which have vested (or, in either case, such lesser number of shares as may be permitted pursuant to Section 9). The Director (or the beneficiary or personal representative of the Director in the event of the Director's death or Permanent Disability, as the case may be) shall deliver to the Corporation any representations or other documents or assurances as the Corporation may deem desirable to assure compliance with all applicable legal and accounting requirements. The shares so delivered shall no longer be Restricted Stock hereunder.

          (d) Stock Power; Power of Attorney. Concurrently with the execution and delivery of this Agreement, the Director shall deliver to the Corporation an executed stock power in the form attached hereto as Exhibit A, in blank, with respect to such shares. The Director, by acceptance of the Restricted Stock, shall be deemed to appoint, and does so appoint by execution of this Agreement, the Corporation and each of its authorized representatives as the Director's attorney(s)-in-fact to effect any transfer of unvested forfeited shares of Restricted Stock (or shares otherwise reacquired by the Corporation hereunder) to the Corporation as may be required pursuant to the Plan or this Agreement and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

     22. EFFECT OF TERMINATION OF SERVICE. Subject to earlier vesting as provided in Section 2 hereof, if the Director ceases to provide Service to the Corporation as a member of the Corporation's Board of Directors, the Director's shares of Restricted Stock (and related Restricted Property as defined in Section 8 hereof) shall be forfeited to the Corporation to the extent such shares have not become vested pursuant to Section 2 upon the date the Director's Service as a member of the Board of Directors terminates (the "Severance Date"), regardless of the reason for such termination (whether with or without cause, voluntarily or involuntarily). Upon the occurrence of any forfeiture of shares of Restricted Stock hereunder, such unvested, forfeited shares and related Restricted Property shall be automatically transferred to the Corporation, without any other action by the Director. No additional consideration shall be paid by the Corporation with respect to such transfer. The Corporation may exercise its powers under Section 6(d) hereof and take any other action necessary or advisable to evidence such transfer. The Director shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such unvested, forfeited shares and related Restricted Property to the Corporation.

                  (Non-Employee Director - Initial Grant Form)

     23. ADJUSTMENTS UPON SPECIFIED EVENTS. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class, appropriate adjustment shall be made to the number and/or class of securities in effect under this Agreement. Such adjustments to the outstanding Restricted Stock are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under this Agreement. The adjustments determined by the Corporation shall be final, binding and conclusive. If any adjustment shall be made pursuant to the foregoing or any dividend other than a regular cash dividend is declared and the shares of Restricted Stock are not fully vested upon such event or prior thereto, the restrictions applicable to such shares of Restricted Stock shall continue in effect with respect to any consideration or other securities (the "Restricted Property" and, for the purposes of this Agreement, "Restricted Stock" shall include "Restricted Property," unless the context otherwise requires) received in respect of such Restricted Stock. Such Restricted Property shall vest at such times and in such proportion as the shares of Restricted Stock to which the Restricted Property is attributable vest, or would have vested pursuant to the terms hereof if such shares of Restricted Stock had remained outstanding.

     24. TAXES.

          (a) Tax Withholding. The Corporation shall be entitled to require a cash payment by or on behalf of the Director and/or to deduct from other compensation payable to the Director any sums required with respect to Withholding Taxes. Alternatively, the Director or other person in whom the Restricted Stock vests may irrevocably elect, in such manner and at such time or times prior to any applicable tax date as may be permitted or required under rules established by the Corporation, to have the Corporation withhold and reacquire shares of Restricted Stock at their Fair Market Value at the time of vesting to satisfy all or part of the minimum Withholding Taxes of the Corporation with respect to such vesting. Any election to have shares so held back and reacquired shall be subject to such rules and procedures, which may include prior approval of the Corporation, as the Corporation may impose, and shall not be available if the Director makes or has made an election pursuant to
Section 83(b) of the Code with respect to such Restricted Stock.

          (b) Tax Consequences to Director. Director acknowledges that the issuance and the vesting of the Restricted Stock may have significant and adverse tax consequences for Director and that Director has been advised by the Corporation to review the Questions and Answers on Federal Income Tax Consequences portion of the Corporation's Stock Plan Summary and Prospectus and to consult Director's personal tax advisor regarding the consequences of the issuance and vesting of the Restricted Stock to Director.

     25. NOTICES. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Director at the Director's last address reflected on the Corporation's records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch office regularly maintained by the United States Government. Any such notice shall be given only when received, but shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 10.

                  (Non-Employee Director - Initial Grant Form)

     26. PLAN. The Restricted Stock and all rights of the Director under this Agreement are subject to the terms and conditions of the provisions of the Plan, incorporated herein by reference. The Director agrees to be bound by the terms of the Plan and this Agreement. The Director acknowledges having read and understanding the Plan, the Plan Summary and Prospectus for the Plan, and this Agreement.

     27. ENTIRE AGREEMENT. This Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Agreement may be amended pursuant to Section 6.3 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Director hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     28. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     29. SECTION HEADINGS. The section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

     30. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

                            [Signature page follows]

                  (Non-Employee Director - Initial Grant Form)

          IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Director has hereunto set his or her hand as of the date and year first above written.

                                        QUIKSILVER, INC., A DELAWARE CORPORATION


                                        By:
                                            ------------------------------------
                                        Print Name:
                                                    ----------------------------
                                        Its:
                                             -----------------------------------


                                        DIRECTOR


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name

                  (Non-Employee Director - Initial Grant Form)

                                    APPENDIX

          The following definitions shall be in effect under the Agreement:

          I. "BOARD" shall mean the Corporation's Board of Directors.

          J. "CHANGE IN CONTROL" shall mean a change in ownership or control of the Corporation effected through either of the following transactions.

               (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

               (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

          K. "COMMON STOCK" shall mean the Corporation's common stock.

          L. "CORPORATE TRANSACTION" shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          M. "FAIR MARKET VALUE" per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time listed on any established stock exchange or over-the-counter market, then the Fair Market Value shall be the closing selling price per share of Common Stock (or closing bid, if no sales were reported) as quoted on such exchange or market, determined by the Plan Administrator to be the primary market for the Common Stock, at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question as reported in the Wall Street Journal or such other source as the Plan Administrator deems reliable. If there is no closing selling price (or closing bid, if no sales were reported) for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

                  (Non-Employee Director - Initial Grant Form)

               (ii) If the Common Stock is at the time not listed on any established stock exchange or over-the-counter market, the Fair Market Value shall be determined by the Board in good faith.

          N. "PERMANENT DISABILITY" or "PERMANENTLY DISABLED" shall mean the inability of the Director to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          O. "SERVICE" shall mean the performance of services for the Corporation by a person in the capacity of a member of the Corporation's Board of Directors.

          P. "WITHHOLDING TAXES" shall mean the federal, state and local income and employment withholding taxes to which the Director may become subject in connection with the issuance or vesting of shares of Restricted Stock or upon the disposition of shares acquired pursuant to this Agreement.

                  (Non-Employee Director - Initial Grant Form)

                                CONSENT OF SPOUSE

          In consideration of the execution of the foregoing Restricted Stock Agreement by Quiksilver, Inc., I, ___________________________, the spouse of the Director therein named, do hereby join with my spouse in executing the foregoing Restricted Stock Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Dated:                 , 200
       ----------------     ---


                                        ----------------------------------------
                                        Signature of Spouse

                                        ----------------------------------------
                                        Print Name

                  (Non-Employee Director - Initial Grant Form)

                                   STOCK POWER

          FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Agreement between Quiksilver, Inc., a Delaware corporation (the "Corporation"), and the individual named below (the "Individual") dated as of ______________, 200___, the Individual, hereby sells, assigns and transfers to the Corporation, an aggregate __________ shares of Common Stock of the Corporation, standing in the Individual's name on the books of the Corporation and represented by stock certificate number(s) __________ to which this instrument is attached, and hereby irrevocably constitutes and appoints ________________________ as his or her attorney in fact and agent to transfer such shares on the books of the Corporation, with full power of substitution in the premises.

Dated               ,
      -------------   ----


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name

(Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Corporation to exercise its sale/purchase option set forth in the Restricted Stock Agreement without requiring additional signatures on the part of the Individual.)

                  (Non-Employee Director - Initial Grant Form)